     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2001

                                                      REGISTRATION NO. 333-57681
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                       POST-EFFECTIVE AMENDMENT NO. 7 TO


                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                WRL SERIES LIFE
                               CORPORATE ACCOUNT
                             (EXACT NAME OF TRUST)

                         WESTERN RESERVE LIFE ASSURANCE
                                  CO. OF OHIO
                              (NAME OF DEPOSITOR)

                              570 CARILLON PARKWAY
                         ST. PETERSBURG, FLORIDA 33716
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                                         COPY TO:


         KIMBERLY A. SCOULLER, ESQ.                        STEPHEN E. ROTH, ESQ.
 WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO           SUTHERLAND ASBILL & BRENNAN LLP
            570 CARILLON PARKWAY                      1275 PENNSYLVANIA AVENUE, N.W.
        ST. PETERSBURG, FLORIDA 33716                    WASHINGTON, DC 20004-2415
   (NAME AND COMPLETE ADDRESS OF AGENT FOR
                  SERVICE)


                            ------------------------

     It is proposed that this filing will become effective:

          [ ] Immediately upon filing pursuant to paragraph (b)


          [X] On May 1, 2001 pursuant to paragraph (b)


          [ ] 60 days after filing pursuant to paragraph (a)(1).

          [ ] On (date) pursuant to paragraph (a)(1) of Rule 485.

     SECURITIES BEING OFFERED:  Variable Adjustable Life Insurance Policies

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                                     PART I

                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                                   ISSUED BY

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                      AND

                       WRL SERIES LIFE CORPORATE ACCOUNT

     Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), a member of the AEGON Insurance Group, is offering the variable adjustable life insurance policy (the "Policy") described in this prospectus. Certain Policy provisions may vary based on the state where Western Reserve issues the Policy. Western Reserve designed the Policy to provide:
          (1) insurance protection on the life of the insured person named in the Policy, and
          (2) flexibility regarding premium payments and the amount of life insurance benefits payable under the Policy.
     A purchaser of a Policy ("Owner," "you," or "your") may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account (the "Separate Account"). Each subaccount invests its assets in one of the following corresponding mutual fund portfolios (each, a "Portfolio"):

 DEUTSCHE ASSET MANAGEMENT VIT
             FUNDS                FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
 -----------------------------    ------------------------------------------
      Small Cap Index Fund             Growth Opportunities Portfolio
     Equity 500 Index Fund                Contrafund(R) Portfolio
   EAFE(R) Equity Index Fund                  Growth Portfolio
                                             Balanced Portfolio
                                           High Income Portfolio
                                           Money Market Portfolio

 DEUTSCHE ASSET MANAGEMENT VIT
             FUNDS                               PIMCO VARIABLE INSURANCE TRUST
 -----------------------------                   ------------------------------
      Small Cap Index Fund              Short-Term Bond Portfolio (Institutional Class)
     Equity 500 Index Fund             Total Return Bond Portfolio (Institutional Class)
   EAFE(R) Equity Index Fund      StocksPLUS Growth and Income Portfolio (Institutional Class)


INVESCO VARIABLE INVESTMENT FUNDS, INC.          THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------          ---------------------------------------
 INVESCO VIF -- Blue Chip Growth Fund               Emerging Markets Equity Portfolio
     INVESCO VIF -- Dynamics Fund                    Emerging Markets Debt Portfolio
INVESCO VIF -- Financial Services Fund                 U.S. Real Estate Portfolio
  INVESCO VIF -- Health Sciences Fund                    Mid Cap Value Portfolio
  INVESCO VIF -- Market Neutral Fund
  INVESCO VIF -- Small Company Growth
                  Fund
    INVESCO VIF -- Technology Fund
INVESCO VIF -- Telecommunications Fund


    T. ROWE PRICE EQUITY SERIES, INC.       T. ROWE PRICE INTERNATIONAL SERIES, INC.            JANUS ASPEN SERIES
    ---------------------------------       ----------------------------------------            ------------------
                                               T. Rowe Price International Stock
  T. Rowe Price Mid-Cap Growth Portfolio                   Portfolio                             Growth Portfolio
  T. Rowe Price Equity Income Portfolio                                                   Capital Appreciation Portfolio
T. Rowe Price New America Growth Portfolio                                                  Worldwide Growth Portfolio
 T. Rowe Price Blue Chip Growth Portfolio                                                  Aggressive Growth Portfolio
                                                                                            Flexible Income Portfolio
                                                                                          International Growth Portfolio


     The prospectuses describing the Portfolios accompany this prospectus and provide information on the investment objectives and risks of investing in the Portfolios. The Owner bears the entire investment risk for amounts allocated to a subaccount. The Policy has no guaranteed minimum value.
     The Policy provides a life insurance benefit payable after the insured person's death, and a Cash Value (total of amounts in the subaccounts and amounts securing Policy loans) that you may obtain by partially withdrawing amounts from the Policy or by completely surrendering the Policy. The amount of the life insurance benefit may, and the Cash Value will, vary daily with the investment results of the subaccounts and any additional premium payments. However, as long as the Policy remains in force, Western Reserve guarantees that the life insurance benefit will never be less than the Face Amount of the Policy through age 100. While you are not required to make additional premium payments under the Policy, additional premium payments may be necessary to prevent lapse if there is insufficient Cash Value.
     The Policy provides a free-look period whereby you may cancel the Policy within 10 days after receiving it. Certain states may require a free-look period longer than 10 days. The free-look period may vary by state. It may not be to your advantage to replace existing insurance with this Policy.
     CURRENT PROSPECTUSES FOR THE PORTFOLIOS MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN BOTH FOR FUTURE REFERENCE. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES.
     INTERESTS IN THE POLICY AND SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE POLICY INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS INVESTED.
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          Prospectus dated May 1, 2001

                               TABLE OF CONTENTS


DEFINITIONS.................................................      4
SUMMARY.....................................................      6
INVESTMENT EXPERIENCE INFORMATION...........................     12
  Rates of Return...........................................     12
ILLUSTRATIONS OF CASH VALUE, NET CASH VALUE AND LIFE
  INSURANCE BENEFITS........................................     13
OTHER PERFORMANCE DATA......................................     17
WESTERN RESERVE AND THE SEPARATE ACCOUNT....................     17
  Western Reserve...........................................     17
  The Separate Account......................................     18
FACTS ABOUT THE POLICY......................................     23
  Availability of the Policy................................     23
  Applying for a Policy.....................................     23
  Free-Look Period..........................................     23
  Premiums..................................................     23
  Policy Lapse and Reinstatement............................     24
  Allocation of Net Premiums and Cash Value.................     25
  Policy Values.............................................     25
  Transfer Privileges.......................................     26
  Surrenders and Partial Withdrawals........................     28
  Loans.....................................................     28
  Life Insurance Benefits...................................     30
  Duration of the Policy....................................     34
  When Insurance Coverage Takes Effect......................     34
  Payment Options...........................................     35
CHARGES AND DEDUCTIONS......................................     35
  Percent of Premium Load...................................     35
  Monthly Deductions........................................     36
  Administrative Charges....................................     37
  Portfolio Expenses........................................     38
OTHER POLICY PROVISIONS AND BENEFITS........................     38
  Ownership.................................................     38
  Assignment................................................     38
  Western Reserve's Right to Contest the Policy.............     38
  Suicide Exclusion.........................................     39
  Misstatement of Age or Sex................................     39
  Modification of the Policy................................     39
  Payments by Western Reserve...............................     40
  Reports to Owners.........................................     40
  Claims of Creditors.......................................     40
  Dividends.................................................     40
  Supplemental Benefits and/or Riders.......................     40

FEDERAL TAX CONSIDERATIONS..................................     41
  Introduction..............................................     41
  Tax Status of the Policies................................     41
  Tax Treatment of Policy Benefits..........................     42
  Possible Tax Law Changes..................................     43
  Possible Charges for Western Reserves' Taxes..............     43
OTHER INFORMATION ABOUT THE POLICIES AND WESTERN RESERVE....     43
  Sale of the Policies......................................     43
  Voting Privileges.........................................     44
  Western Reserve's Directors and Executive Officers........     45
  Additional Information....................................     48
  Experts...................................................     48
  Legal Matters.............................................     48
  Legal Proceedings.........................................     48
  Financial Statements......................................     49


     This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, you must not rely on such other information or representations.

     This Policy is not available in the State of New York.

                                  DEFINITIONS

     Accumulation Unit -- A unit of measurement used to calculate values under the Policy.

     Administrative Office -- Western Reserve's administrative office located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, (610) 439-5253.

     Attained Age -- The Insured's age on the Effective Date, plus the number of complete Policy Years since the Effective Date.

     Beneficiary -- The person(s) to whom Western Reserve pays the Life Insurance Benefit proceeds upon the Insured's death.

     Cash Value -- During the free look period, the Cash Value is the amount in the General Account. After the free look period, the Cash Value is the sum of the value of the Policy's accumulation units in each Subaccount and the Loan Account.

     Code -- The Internal Revenue Code of 1986, as amended.

     Due Proof of Death -- Proof of death satisfactory to Western Reserve. Due Proof of Death may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or
(3) any other proof satisfactory to Western Reserve.


     Effective Date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. Western Reserve uses the Effective Date to determine Policy Months, Policy Years, and Policy Anniversaries.


     Face Amount -- A dollar amount the Owner selects that is shown in the Policy and used to determine the Life Insurance Benefit.

     Free-look Period -- The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of the free-look period varies by state.

     General Account -- Western Reserve's assets other than those allocated to the Separate Account or any other separate account Western Reserve establishes.

     Indebtedness -- The Loan Amount plus any accrued loan interest.

     Insured -- The person whose life is insured by the Policy.

     Issue Age -- The Insured's age on the Effective Date.

     Lapse -- Termination of the Policy at the expiration of the Late Period while the Insured is still living.

     Late Period -- A 62-day period during which an Owner may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

     Life Insurance Benefit -- The amount payable to the Beneficiary under a Life Insurance Benefit Option before adjustments if the Insured dies while the Policy is in force.

     Life Insurance Benefit Option -- One of three options that an Owner may select for the computation of the Life Insurance Benefit Proceeds.

     Life Insurance Benefit Proceeds -- The total amount payable to the Beneficiary if the Insured dies while the Policy is in force. The Life Insurance Benefit Proceeds include reductions for any outstanding Indebtedness and any due and unpaid charges.

     Loan Account -- A portion of the General Account to which Western Reserve transfers Cash Value to provide collateral for any loan taken under the Policy.

     Loan Account Value -- The Cash Value in the Loan Account.

     Loan Amount -- The Loan Amount on the last Policy Anniversary plus any new loans minus any loan repayments. On each Policy Anniversary, Western Reserve adds unpaid loan interest to the Loan Amount.

     Monthly Deduction Day -- The same date in each succeeding month as the Effective Date. Whenever the Monthly Deduction Day falls on a date other than a Valuation Day, Western Reserve will deem the Monthly Deduction Day to be the next Valuation Day.

     Net Cash Value -- The amount payable on surrender of the Policy. It is equal to the Cash Value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

     Net Premium -- The portion of any premium available for allocation to the Subaccounts equal to the premium paid less the applicable percent of premium load.

     1940 Act -- The Investment Company Act of 1940, as amended.

     NYSE -- New York Stock Exchange.

     Owner -- The owner of the Policy, as shown in Western Reserve's records. All of the rights and benefits of the Policy belong to the Owner, unless otherwise stated in the Policy.

     Planned Premium -- The premium the Owner selects as a level amount that he or she plans to pay on a quarterly, semi-annual or annual basis over the life of the Policy.

     Policy Anniversary -- The same date in each Policy Year as the Effective Date.

     Policy Month -- A one-month period beginning on the Monthly Deduction Day.

     Policy Year -- A twelve-month period beginning on the Effective Date or on a Policy Anniversary.

     Portfolio(s) -- A series of a mutual fund in which a corresponding Subaccount invests its assets.

     SEC -- U.S. Securities and Exchange Commission.

     Separate Account -- WRL Series Life Corporate Account, a separate investment account Western Reserve established to receive and invest Net Premiums allocated under the Policy.

     Settlement Option -- The manner in which an Owner or Beneficiary elects to receive the amount of any surrender or partial withdrawal or the Life Insurance Benefit Proceeds.

     Subaccount -- A subdivision of the Separate Account, whose assets are invested in a corresponding Portfolio.

     Subaccount Value -- The Cash Value in a Subaccount.

     Target Premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702(A) of the Code.

     Valuation Day -- For each Subaccount, each day on which the New York Stock Exchange is open for business except for days that a Subaccount's corresponding Portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a Portfolio does not value its shares.

     Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

                                    SUMMARY

     The following summary of prospectus information provides a brief overview of the more significant aspects of the Policy. You should read this summary in conjunction with the detailed information appearing elsewhere in this prospectus.

     Under Western Reserve's current rules, Western Reserve will offer the Policy to corporations and partnerships that meet the following conditions at issue:

        - a minimum of five (5) Policies are issued, each on the life of a different Insured; or

        - the aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

1.  WHAT IS THE POLICY'S OBJECTIVE?

     The Policy provides for:

        - the payment of a minimum Life Insurance Benefit to a Beneficiary upon the Insured's death;

        - the accumulation of Cash Value; and

        - surrender rights and Policy loan privileges.


     The Policy allows Owners to allocate Net Premiums to one or more Subaccounts of the Separate Account. Each Subaccount invests in a designated Portfolio. Western Reserve does not guarantee the amount and/or duration of the life insurance coverage and the Cash Value of the Policy, both of which may increase or decrease depending upon the investment experience of the Subaccounts. Accordingly, the Owner bears the investment risk of any depreciation in value of the underlying assets of the Separate Account but reaps the benefits of any appreciation in value. (See Allocation of Net Premiums and Cash Value -- Allocation of Net Premiums, p. 25.)


2.  WHAT LIFE INSURANCE BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?

     The Policy provides the payment of benefits upon the death of the Insured. The Policy contains three Life Insurance Benefit (also known as death benefit) options.

        - Under Life Insurance Benefit Option 1, the Life Insurance Benefit is the greater of the Face Amount of the Policy, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.

        - Under Life Insurance Benefit Option 2, the Life Insurance Benefit is the greater of the Face Amount of the Policy plus the Cash Value of the Policy on the date of death of the Insured, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.

        - Under Life Insurance Benefit Option 3, the Life Insurance Benefit is the greater of the Face Amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.


     Western Reserve may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy. (See Payment Options, p. 35.)



     Certain optional insurance benefits are available under the Policy. Western Reserve will deduct the cost of these optional insurance benefits from Cash Value as part of the monthly deduction. (See Charges and Deductions -- Monthly Deductions, p. 36.)


3.  HOW MAY THE AMOUNT OF THE LIFE INSURANCE BENEFIT AND CASH VALUE VARY?

     Under any Life Insurance Benefit Option, as long as the Policy remains in force, the Life Insurance Benefit will not be less than the current Face Amount of the Policy. The Life Insurance Benefit may, however, exceed the Face Amount under certain circumstances. The amount by which the Life Insurance Benefit exceeds the Face Amount depends upon the option chosen and the Cash Value of the Policy. The amount of Life Insurance Benefit Proceeds will reflect reductions for any outstanding Indebtedness and any due and unpaid charges, and additions for any additional insurance benefits added by rider. (See Facts About the Policy -- Life Insurance Benefits, p. 30.)



     The Policy's Cash Value will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, any partial withdrawals, and any charges imposed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Account. Western Reserve does not guarantee a minimum Cash Value. (See Facts About the Policy -- Policy Values, p. 25.)


4.  MAY AN OWNER ADJUST THE AMOUNT OF THE LIFE INSURANCE BENEFIT?


     The Owner has significant flexibility to adjust the Life Insurance Benefit payable by changing the Life Insurance Benefit Option type, and by increasing or decreasing the Face Amount of the Policy or adding riders to increase the total Life Insurance Benefit payable. You may not change the Life Insurance Benefit Option type during the first Policy Year. (See Life Insurance
Benefits -- Changing the Life Insurance Benefit Option, p. 33.) Owners also may not change the Face Amount during the first Policy Year. Any increase in the Face Amount will require additional evidence of insurability satisfactory to Western Reserve, and will result in additional charges. (See Facts About the Policy -- Life Insurance Benefits, p. 30; and Monthly Deductions -- Cost of Insurance, p. 36.)


5.  WHAT FLEXIBILITY DOES AN OWNER HAVE REGARDING PREMIUMS?


     An Owner has considerable flexibility concerning the amount and frequency of premiums. Western Reserve will require the Owner to pay an initial premium before insurance coverage is in force. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Facts About the Policy -- Premiums, p. 23.)



     Each Owner will determine a schedule for premium payments ("Planned Periodic Premium"). The schedule will provide a premium payment of a level amount at a fixed interval over a specified period of time. Your Policy will prescribe the amount and frequency of Planned Periodic Premiums and you may change them upon written request. (See Facts About the Policy -- Premiums, p. 23.)



     Failing to pay Planned Periodic Premiums will not itself cause the Policy to lapse, and paying Planned Periodic Premiums will not guarantee that the Policy remains in force. Additional premiums may be necessary to prevent lapse if the Net Cash Value is insufficient to pay certain monthly charges, and a Late Period expires without the Owner making a sufficient payment. (See Facts About the Policy -- Policy Lapse and Reinstatement -- Lapse, p. 24.)


6.  WHEN WILL THE POLICY LAPSE?


     The Policy will Lapse when Net Cash Value is insufficient to pay the monthly deduction, and a Late Period expires without the Owner making a sufficient payment. (See Charges and Deductions -- Monthly Deductions, p. 36; and Policy Lapse and Reinstatement, p. 24.) Such a Lapse could happen if the investment experience has been sufficiently unfavorable and results in a decrease in the Net Cash Value, or the Net Cash Value has decreased because the Owner did not pay enough premiums to offset the monthly charges.


7.  HOW ARE NET PREMIUMS ALLOCATED?


     The portion of the premium available for allocation ("Net Premium") equals the premium paid less the applicable percent of premium load. (See Charges and Deductions -- Percent of Premium Load, p. 35.) The Owner initially determines the allocation of the Net Premium among the Subaccounts of the Separate Account, each of which invests in shares of a designated Portfolio. Each Portfolio has a different investment objective. (See Investments of the Separate Account, p. 18.)


     Until the end of the free-look period, Western Reserve will allocate all premiums to the General Account, notwithstanding the allocation instructions in the application. (See Facts About the Policy -- Free-Look

Period, p. 23.) You may change the allocation of future Net Premiums without charge at any time by providing Western Reserve with written notification from the Owner, or by calling the Administrative Office at (319) 369-2248.


     An Owner may transfer Cash Value among the Subaccounts, subject to certain restrictions. The transfer will be effective on the first Valuation Date on or following the day the Administrative Office receives appropriate notice of such transfer, based on the price next determined following receipt of the notice. (See Facts About the Policy -- Transfer Privileges, p. 26.)

8.  IS THERE A "FREE-LOOK" PERIOD?


     The Policy provides a free-look period whereby the Owner may cancel the Policy within 10 days after receiving it. Certain states require a free-look period longer than 10 days, either for all Owners or for certain classes of Owners. In most states, Western Reserve will refund the greater of the Policy's Cash Value as of the date the Policy is returned or the amount of premiums paid, less any partial withdrawals. (See Facts About the Policy -- Free-Look Period, p. 23.) Under ordinary circumstances, the refunded amount will be the premiums paid less partial withdrawals.


9.  MAY THE POLICY BE SURRENDERED?


     The Owner may totally surrender the Policy at any time and receive the Net Cash Value of the Policy. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged in that Policy Year. (See Charges and Deductions -- Percent of Premium Load, p. 35.)



     Subject to certain limitations, the Owner may also make partial withdrawals from the Policy at any time after the first Policy Year. (See Facts About the Policy -- Surrenders and Partial Withdrawals, p. 28.) If Life Insurance Benefit Option 1 is in effect, partial withdrawals will reduce the Policy's Face Amount by the amount of the partial withdrawal. If Life Insurance Benefit Option 3 is in effect and total partial withdrawals are greater than the sum of the premiums, the Face Amount is reduced by the amount of the partial withdrawals minus the sum of the premiums; otherwise the Face Amount is not reduced.



     Surrendering the Policy and taking partial withdrawals may have tax consequences. (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 41.)


10.  WHAT IS THE LOAN PRIVILEGE?


     After the first Policy Anniversary, an Owner may obtain a Policy loan in any amount (minimum $500) which is not greater than 90% of the Cash Value less any already outstanding loan. Western Reserve retains the right to permit a Policy loan prior to the first Policy Anniversary for certain Policies. A loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a penalty tax. (See Federal Tax Considerations, p. 41.)



     The guaranteed annual interest rate on a Policy loan is 6.0% and is due on each Policy Anniversary for the prior Policy Year and on the date the loan is repaid. For Policies issued on or after May 1, 2001 the current annual interest rate on a Policy loan is 4.60% in Policy Years 1-20, and 4.20% in Policy Years 21+. Different current loan interest rates apply for Policies issued prior to May 1, 2001. (See Facts About the Policy -- Loans -- Interest Rate Charged, page 29.) Western Reserve will transfer the requested amount of a loan, plus interest for one year in advance, from the Subaccounts to the Loan Account and credit this amount at the end of each Policy Year with interest at a rate of 4% per year. Upon repayment of a loan, Western Reserve will transfer amounts in the Loan Account in excess of the outstanding value of the loan to the Subaccounts in the same manner as Net Premium allocations.



     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account any outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 41.)

11.  WHAT CHARGES AND DEDUCTIONS ARE ASSESSED UNDER THE POLICY?


     Western Reserve assesses certain charges and deductions under the Policy to compensate for services and benefits provided, costs and expenses incurred, and risks assumed by Western Reserve in connection with the Policies. Some charges are assessed as percentages of Cash Value or premium payments, and others are assessed as a flat dollar amount. For information concerning compensation paid for the sale of Policies, see "Sale of the Policies." The charges and deductions under the Policy include the following:



     PERCENT OF PREMIUM LOAD. Western Reserve deducts a percent of premium received up to the Target Premium and a percent of premium received in excess of the Target Premium. Under most circumstances, the Target Premium is the maximum premium an Owner can pay in a Policy Year without the Policy becoming a Modified Endowment Contract. Premiums paid in excess of the Target Premium may have adverse tax consequences (See Federal Tax Considerations - Tax Treatment of Policy Benefits, p. 41). For Policies issued on or after May 1, 2001, the current percent of premium load is as follows: 9.0% of premium received up to Target Premium and 0.70% of premium received in excess of Target Premium in Policy Year 1; 6.0% of premium received up to Target Premium and 0.50% of premium received in excess of Target Premium in Policy Years 2-7; and 2.10% of premium received up to Target Premium and 0.50% of premium received in excess of Target Premium in Policy Years 8+. Different charges apply to Policies issued prior to May 1, 2001. The maximum percent of premium load deduction is 11.5% of each premium received up to the Target Premium in all years and 4.5% of premium received in excess of Target Premium in Policy Year 1, 7.5% of premium received in excess of Target Premium in Policy Years 2+. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged in that Policy Year (See Charges and Deductions - Percent of Premium Load, p. 35).



     DEFERRED SALES CHARGE. On each Policy Anniversary during Policy Years 2-7, Western Reserve deducts a percent of the premium received in Policy Year 1 or the decrease in premium in excess of Target Premium received in Policy Year 1. For Policies issued on or after May 1, 2001, the current deferred sales charge is as follows: 1.50% of the premium received up to Target Premium in Policy Year 1 and 0.40% of premium received in excess of Target Premium in Policy Year 1. Different charges apply to Policies issued prior to May 1, 2001. The maximum deferred sales charge in Policy Years 2-7 is 1.50% of all premium received in Policy Year 1.


     MONTHLY DEDUCTION. Each month, Western Reserve makes a Monthly Deduction from the Cash Value to cover the cost of administering the Policies (Monthly Policy Charge), the cost of providing insurance protection under the Policy (i.e., the cost of insurance charge) including any insurance benefits provided by rider, and the mortality and expense risk charge.

     MONTHLY POLICY CHARGE. Western Reserve deducts a monthly charge equal to $16.50 in the first Policy Year, and $4.00 (current, $10 maximum) in subsequent Policy Years to compensate Western Reserve for the cost of administering the Policies.


     MORTALITY AND EXPENSE RISK CHARGE. On each Monthly Deduction Day, Western Reserve deducts a mortality and expense risk charge. For Policies issued on or after May 1, 2001 the current mortality and expense risk charge is an amount equal to an annual rate of 0.60% of the Cash Value in the Subaccounts in Policy Years 1-20, and an amount equal to an annual rate of 0.20% of the Cash Value in the Subaccounts in Policy Years 21+. Different charges apply to Policies issued prior to May 1, 2001. The maximum annual rate of this charge in any Policy Year is an amount equal to 0.90% of the Cash Value in the Subaccounts.


     TRANSFER CHARGE. Western Reserve reserves the right to apply a $25 transfer charge for each transfer after the first 12 transfers in any Policy Year.


     PARTIAL WITHDRAWAL CHARGE. Western Reserve deducts a charge equal to the lesser of $25 or 2% of the amount requested to cover administrative expenses associated with each partial withdrawal.



     PORTFOLIO EXPENSES. The Portfolios incur investment advisory fees and other expenses that are reflected as an annual rate of the average daily net assets of each Portfolio. Except for the Fidelity VIP and INVESCO VIF Portfolios, the fees shown are after waiver, reimbursement or absorption. See footnotes for details. The levels of the fees and expenses for the year ended December 31, 2000 vary among the Portfolios and are described below and in the prospectuses for the Portfolios:

              PORTFOLIO                 MANAGEMENT FEE   OTHER EXPENSES   TOTAL ANNUAL EXPENSES
              ---------                 --------------   --------------   ---------------------
Deutsche VIT Small Cap Index(1).......      0.35%             0.10%               0.45%
Deutsche VIT Equity 500 Index(1)......      0.20%             0.10%               0.30%
Deutsche VIT EAFE(R) Equity
  Index(1)............................      0.45%             0.20%               0.65%
Fidelity VIP Growth
  Opportunities(2)....................      0.58%             0.10%               0.68%
Fidelity VIP Growth
  Opportunities(2)....................      0.58%             0.10%               0.68%
Fidelity VIP Contrafund(R)(2).........      0.57%             0.09%               0.66%
Fidelity VIP Growth(2)................      0.57%             0.08%               0.65%
Fidelity VIP Balanced(2)..............      0.43%             0.15%               0.58%
Fidelity VIP High Income..............      0.58%             0.10%               0.68%
Fidelity VIP Money Market(3)..........      0.27%             0.08%               0.35%
PIMCO Short-Term Bond (Institutional
  Class)(2)(4)........................      0.25%             0.20%               0.45%
PIMCO Total Return Bond (Institutional
  Class)(4)...........................      0.25%             0.25%               0.50%
PIMCO StocksPLUS Growth and Income
  (Institutional Class)(4)............      0.40%             0.10%               0.50%
T. Rowe Price Mid-Cap Growth(5).......      0.85%             0.00%               0.85%
T. Rowe Price Equity Income(5)........      0.85%             0.00%               0.85%
T. Rowe Price New America Growth(5)...      0.85%             0.00%               0.85%
T. Rowe Price International
  Stock(5)............................      1.05%             0.00%               1.05%
T. Rowe Price Blue Chip Growth(5).....      0.85%             0.00%               0.85%
Janus Aspen Series Growth(6)..........      0.65%             0.02%               0.67%
Janus Aspen Series Capital
  Appreciation(6).....................      0.65%             0.02%               0.67%
Janus Aspen Series Worldwide
  Growth(6)...........................      0.65%             0.04%               0.69%
Janus Aspen Series Aggressive
  Growth(6)...........................      0.65%             0.01%               0.66%
Janus Aspen Series Flexible
  Income(6)...........................      0.65%             0.11%               0.76%
Janus Aspen Series International
  Growth(6)...........................      0.65%             0.06%               0.71%
INVESCO VIF -- Blue Chip
  Growth(7)(8)........................      0.85%             2.03%               2.88%
INVESCO VIF -- Dynamics(7)(8).........      0.75%             0.34%               1.09%
INVESCO VIF -- Financial
  Services(7)(8)......................      0.75%             0.34%               1.09%
INVESCO VIF -- Health
  Sciences(6)(7)(8)...................      0.75%             0.32%               1.07%
INVESCO VIF -- Market
  Neutral(6)(7)(8)....................      0.75%             1.92%               2.67%
INVESCO VIF -- Small Company
  Growth(7)(8)........................      0.75%             0.68%               1.43%
INVESCO VIF -- Technology(7)(8).......      0.72%             0.30%               1.02%
INVESCO VIF --
  Telecommunications(7)(8)............      0.75%             0.31%               1.06%
Universal Institutional Funds Emerging
  Markets Debt(9).....................      0.59%             0.81%               1.40%
Universal Institutional Funds Emerging
  Markets Equity(9)...................      1.09%             0.71%               1.80%
Universal Institutional Funds Mid Cap
  Value(9)............................      0.53%             0.52%               1.05%

              PORTFOLIO                 MANAGEMENT FEE   OTHER EXPENSES   TOTAL ANNUAL EXPENSES
              ---------                 --------------   --------------   ---------------------
Universal Institutional Funds U.S.
  Real Estate(9)......................      0.74%             0.36%               1.10%


---------------

(1)Deutsche Asset Management, Inc. (The Adviser) has voluntarily agreed to waive the fees and to reimburse the Funds for certain expenses so that total operating expenses will not exceed the current expense cap listed. Absent this expense cap reimbursement the management fees and other expenses for the Deutsche VIT Equity 500 Index Fund, Deutsche VIT Small Cap Index Fund and Deutsche EAFE Equity Index Fund would have been: 0.20% and 0.34% for the Equity 500 Index Fund; 0.35% and 0.69% for the Small Cap Index Fund; 0.45% and 0.92% for the EAFE Equity Index Fund.



(2)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.



(3)The annual class operating expenses provided are based on historical expenses, adjusted to reflect the current management fee structure.



(4)PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent that they would exceed, due to the payment of organizational expenses and trustees' fees, the total annual expenses listed in the table above. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.



(5)Management fee includes operating expenses.



(6)Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Capital Appreciation, International Growth and Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. The Portfolios offered did not have waivers. All expenses are shown without the effect of any expense offset arrangements.



(7)The Fund's actual Other Expenses and total Annual Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.



(8)Certain expenses of the Funds were voluntarily absorbed by INVESCO pursuant to a commitment to the Fund and INVESCO. This commitment may be changed at any time following the consultation of the Board of Directors. After absorption, the Fund's Other Expenses and Total Annual Expenses were: Blue Chip Growth, 1.00% and 1.85% respectively; Dynamics, 0.34% and 1.09% respectively; Financial Services, 0.34% and 1.09% respectively; Health Sciences, 0.32% and 1.07% respectively; Small Company Growth, 0.62% and 1.37% respectively; Technology, 0.30% and 1.02% respectively; Telecommunications, 0.31% and 1.06% respectively; and Market Neutral, 1.71% and 2.46% respectively, of the Fund's average net assets.



(9)The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent the total operating expenses exceed the following percentages: Emerging Markets Debt 1.30%; Emerging Markets Equity 1.75%; Mid Cap Value 1.05%; and U.S. Real Estate 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the Management Fee, Other Expenses and Total Annual Expenses would have been as follows: Emerging Markets Debt 0.80%, 0.81% and 1.61% respectively; Emerging Markets Equity 1.25%, 0.71% and 1.96% respectively; Mid Cap Value 0.75%, 0.52% and 1.27% respectively; and U.S. Real Estate 0.80%, 0.36% and 1.16% respectively. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing.

Included in "Other Expenses" of the Emerging Markets Debt Portfolio and the Emerging Market Equity Portfolio are 0.10% and 0.05%, respectively, of such investment related expenses.


12.  ARE TRANSFERS PERMITTED AMONG THE SUBACCOUNTS?

     An Owner may transfer Cash Value among the Subaccounts of the Separate Account. Each Policy Year, you may make 12 Cash Value transfers without incurring any charge. Each additional transfer in a Policy Year may be subject to a transfer charge of $25. Western Reserve may at any time revoke or modify the transfer privilege. (See Facts About the Policy -- Transfer Privileges, p. 26.)

13.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?


     Western Reserve intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Code. However, there is less guidance with respect to Policies issued on a substandard basis and it is not clear that these Policies will satisfy the applicable definition in all circumstances, particularly if the full amount of premiums is paid. Under certain circumstances, a Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the Life Insurance Benefit. (See Tax Treatment of Policy Benefits -- Modified Endowment Contracts, p. 42.) If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans and loans secured by a Policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, any distributions of gains generally will be subject to a 10% penalty tax.



     If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the Policy and then as disbursing taxable income. Moreover, Policy loans and loans secured by a Policy will generally not be treated as distributions but there is uncertainty as to the tax treatment of loans from the Policy after the first Policy Year. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. For further elaboration on the tax consequences of a Policy, see Federal Tax Considerations, p. 41.



     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax adviser. You should consult a tax adviser with respect to legislative developments and their effect on the Policy. (See Federal Tax Considerations, p. 41.)


                       INVESTMENT EXPERIENCE INFORMATION

     The information provided in this section shows the historical investment experience of the Portfolios and hypothetical illustrations of the Policy based on the historical investment experience of the Portfolios. It does not represent or project future investment performance.

     The Policies became available for sale and the Separate Account began operations in December of 1998. The Portfolios' dates of inception are indicated in the table below. The rates of return shown below depict the actual investment experience of each Portfolio for the periods shown. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios has and will vary throughout the year.

Rates of Return


     The rates of return shown below are based on the Portfolios' actual investment performance, after the deduction of investment advisory fees and other expenses of the Portfolios. The rates are average annual compounded rates of return for the periods ended on December 31, 2000.


     These rates of return do not reflect the percent of premium load, deferred sales loads, or monthly deductions from Cash Value. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

  AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE PERIODS ENDED DECEMBER 31,
                                      2000



                                                                             10 YEARS OR
                                                                                SINCE
           PORTFOLIO (DATE OF INCEPTION)              1 YEAR     5 YEARS     INCEPTION*
           -----------------------------              -------    -------   ---------------
Deutsche VIT Small Cap Index (8/25/97)..............    (3.87)%   N/A            5.25%*
Deutsche VIT Equity 500 Index (10/1/97).............    (9.24)%   N/A           11.71%*
Deutsche VIT EAFE(R) Equity Index (8/28/97).........   (16.66)%   N/A            5.78%*
Fidelity VIP Growth Opportunities (1/3/95)..........   (17.07)%   10.62%        14.01%*
Fidelity VIP Contrafund(R) (1/3/95).................    (6.62)%   17.81%        21.22%*
Fidelity VIP Growth (10/9/86).......................   (10.98)%   19.31%        20.04%*
Fidelity VIP Balanced (1/3/95)......................    (4.30)%    9.60%        10.32%*
Fidelity VIP High Income (9/19/85)..................   (22.44)%    1.48%         9.86%
Fidelity VIP Money Market (4/1/82)..................     6.30%     5.57%         5.11%
PIMCO Short-Term Bond (Institutional Class)**
  (4/28/00).........................................    N/A       N/A            4.64%*
PIMCO Total Return Bond (Institutional Class)**
  (4/10/00).........................................    N/A       N/A            7.82%*
PIMCO StocksPLUS Growth and Income (Institutional
  Class)** (4/28/00)................................    N/A       N/A           (7.91)%*
T. Rowe Price Mid-Cap Growth (12/31/96).............     7.41%      N/A         17.83%
T. Rowe Price Equity Income (3/31/94)...............    13.05%    14.53%        16.74%*
T. Rowe Price New America Growth (3/31/94)..........   (10.62)%   11.68%        15.53%*
T. Rowe Price International Stock (3/31/94).........   (17.84)%    8.46%         8.16%*
T. Rowe Price Blue Chip Growth** (12/29/00).........      N/A       N/A           N/A
Janus Aspen Series Growth (9/13/93).................   (14.55)%   19.40%        18.06%*
Janus Aspen Series Capital Appreciation (5/1/97)....   (18.18)%   N/A           31.55%*
Janus Aspen Series Worldwide Growth (9/13/93).......   (15.67)%   23.02%        22.28%*
Janus Aspen Series Aggressive Growth (9/13/93)......   (31.82)%  (20.20)%       22.48%*
Janus Aspen Series Flexible Income (9/13/93)........     6.25%     7.53%         8.19%*
Janus Aspen Series International Growth (5/2/94)....   (15.94)%   23.45%        20.32%*
INVESCO VIF -- Blue Chip Growth (8/25/97)...........   (23.24)%   N/A           12.24%*
INVESCO VIF -- Dynamics (8/25/97)...................    (3.55)%   N/A           20.18%*
INVESCO VIF -- Financial Services (9/21/99).........    24.80%    N/A           29.01%*
INVESCO VIF -- Health Sciences (5/22/97)............    30.54%    N/A           23.73%*
INVESCO VIF -- Market Neutral (11/10/99)............     3.60%    N/A            5.76%*
INVESCO VIF -- Small Company Growth(8/25/97)........   (14.98)%   N/A           20.59%*
INVESCO VIF -- Technology (5/21/97).................   (23.42)%   N/A           33.73%*
INVESCO VIF -- Telecommunications (9/21/99).........   (26.17)%     N/A         16.41%*
Universal Institutional Funds Emerging Markets Debt
  (6/16/1997).......................................    11.39%      N/A          1.11%*
Universal Institutional Funds Emerging Markets
  Equity (10/1/1996)................................   (39.21)%     N/A         (2.80)%*
Universal Institutional Funds Mid Cap Value
  (1/2/1997)........................................    10.75%      N/A         21.45%*
Universal Institutional Funds U.S. Real Estate
  (3/3/1997)........................................    29.27%      N/A          7.93%*


     Additional information regarding the Portfolios' investment performance appears in the prospectuses for the Portfolios.


     ** Inception dates for these Portfolios were after 12/31/99.


    ILLUSTRATIONS OF CASH VALUE, NET CASH VALUE AND LIFE INSURANCE BENEFITS

     The following illustrations have been prepared to show how certain values under a hypothetical Policy would change with varying levels of assumed investment performance over an extended period of time. In particular, the illustrations show how the Cash Value, Net Cash Value and Life Insurance Benefit under a Policy with Life Insurance Benefit Option 3 covering an Insured of the male sex, non-tobacco and Age 35 on the Effective Date, would vary over time if premiums were paid annually and the return on the assets in the Portfolios were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE FOR PURPOSES OF ILLUSTRATION ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6%, and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


     The illustrations assume that the assets in the Portfolios are subject to an annual expense ratio of 0.89% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Portfolios for the last fiscal year and take into account current expense reimbursement arrangements. (Such reimbursement arrangements were in effect during the last fiscal year.) For information on Portfolio expenses, see the prospectuses for the Portfolios.


     The illustrations also reflect the application of the percent of premium load, the monthly Policy charge, the deduction of the deferred sales load, and the monthly deduction from Cash Value for the hypothetical Insured. Western Reserve's current cost of insurance charge, mortality and expense risk charges, and monthly Policy charge and the higher guaranteed maximum cost of insurance, mortality and expense risk and monthly Policy charges Western Reserve has the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no other charges for Federal or state income taxes are currently made against the Separate Account and assume no Loan Account Value or charges for supplemental benefits.


     After deduction of Portfolio expenses, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the Separate Account of -0.89%, 5.11% and 11.11%, respectively. Net annual rates of return for the Separate Account are not equal to net annual rates of return for the Policy because the Separate Account rates do not reflect all charges to the Policy.


     The illustrations are based on Western Reserve's sex distinct rates for non-tobacco users. Upon request, Western Reserve will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                           HYPOTHETICAL ILLUSTRATIONS


                               MALE ISSUE AGE 35



         Specified Amount:           $250,000                               Guaranteed Issue Class
         Annual Premium:             $10,320                                Life Insurance Benefit Option III



  USING CURRENT COST OF INSURANCE RATES, M&E RISK CHARGES, AND MONTHLY POLICY
                                    CHARGES

--------------------------------------------------------------------------------


                                                        DEATH BENEFIT
                                           ----------------------------------------
                                             ASSUMING HYPOTHETICAL GROSS AND NET
                                                 ANNUAL INVESTMENT RETURN OF
          END OF              PREMIUMS     ----------------------------------------
          POLICY            ACCUMULATED    0% (GROSS)    6% (GROSS)    12% (GROSS)
           YEAR                AT 5%       -.89% (NET)   5.11% (NET)   11.11% (NET)
          ------            ------------   -----------   -----------   ------------
1.........................      10,836       260,320        260,320        260,320
2.........................      22,214       270,640        270,640        270,640
3.........................      34,160       280,960        280,960        280,960
4.........................      46,705       291,280        291,280        291,280
5.........................      59,876       301,600        301,600        301,600
6.........................      73,706       311,920        311,920        311,920
7.........................      88,227       322,240        322,240        322,240
8.........................     103,474       332,560        332,560        371,545
9.........................     119,484       342,880        342,880        429,460
10........................     136,294       353,200        353,200        491,168
15........................     233,825       404,800        510,375        848,536
20........................     358,303       456,400        662,411      1,329,708
30........................     719,931       559,600        986,955      3,006,742
40........................   1,308,986       662,800      1,361,691      6,556,789
50........................   2,268,495       766,000      1,848,061     14,477,727
60........................   3,831,433         lapse      2,528,812     32,879,649



                                      CASH VALUE                                NET CASH VALUE
                       ----------------------------------------    ----------------------------------------
                         ASSUMING HYPOTHETICAL GROSS AND NET         ASSUMING HYPOTHETICAL GROSS AND NET
                             ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
       END OF          ----------------------------------------    ----------------------------------------
       POLICY          0% (GROSS)    6% (GROSS)    12% (GROSS)     0% (GROSS)    6% (GROSS)    12% (GROSS)
        YEAR           -.89% (NET)   5.11% (NET)   11.11% (NET)    -.89% (NET)   5.11% (NET)   11.11% (NET)
       ------          -----------   -----------   ------------    -----------   -----------   ------------
1....................      8,895          9,444          9,993         9,772         10,321         10,870
2....................     17,944         19,610         21,343        18,769         20,436         22,168
3....................     26,811         30,186         33,832        27,585         30,960         34,606
4....................     35,519         41,208         47,600        35,519         41,208         47,600
5....................     44,077         52,705         62,791        44,077         52,705         62,791
6....................     52,489         64,703         79,559        52,489         64,703         79,559
7....................     60,752         77,219         98,067        60,752         77,219         98,067
8....................     69,413         90,857        119,085        69,413         90,857        119,085
9....................     77,901        105,071        142,205        77,901        105,071        142,205
10...................     86,218        119,889        167,634        86,218        119,889        167,634
15...................    125,154        203,336        338,062       125,154        203,336        338,062
20...................    159,127        303,858        609,958       159,127        303,858        609,958
30...................    214,581        587,473      1,789,728       214,581        587,473      1,789,728
40...................    217,489        993,935      4,785,978       217,489        993,935      4,785,978
50...................     35,252      1,552,992     12,166,157        35,252      1,552,992     12,166,157
60...................      lapse      2,320,011     30,164,816         lapse      2,320,011     30,164,816


---------------
The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the actual investment experience of the Portfolios. The Cash Value, Net Cash Value and Life Insurance Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00%, and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO FLEXIBLE PREMIUM VARIABLE LIFE
             INSURANCE HYPOTHETICAL ILLUSTRATIONS MALE ISSUE AGE 35


         Specified Amount:           $250,000                               Guaranteed Issue Class
         Annual Premium:             $10,320                                Life Insurance Benefit Option III


 USING GUARANTEED COST OF INSURANCE RATES, M&E RISK CHARGES, AND MONTHLY POLICY
                                    CHARGES
--------------------------------------------------------------------------------


                                                       DEATH BENEFIT
                                       ---------------------------------------------
                                              ASSUMING HYPOTHETICAL GROSS AND
                                              NET ANNUAL INVESTMENT RETURN OF
END OF                   PREMIUMS      ---------------------------------------------
POLICY                 ACCUMULATED      0% (GROSS)      6% (GROSS)      12% (GROSS)
YEAR                      AT 5%        -.89% (NET)     5.11% (NET)     11.11% (NET)
------                 ------------    ------------    ------------    -------------
1....................      10,836        260,320          260,320          260,320
2....................      22,214        270,640          270,640          270,640
3....................      34,160        280,960          280,960          280,960
4....................      46,705        291,280          291,280          291,280
5....................      59,876        301,600          301,600          301,600
6....................      73,706        311,920          311,920          311,920
7....................      88,227        322,240          322,240          322,240
8....................     103,474        332,560          332,560          332,560
9....................     119,484        342,880          342,880          373,621
10...................     136,294        353,200          353,200          424,663
15...................     233,825        404,800          425,475          710,542
20...................     358,303        456,400          536,843        1,074,202
30...................     719,931        559,600          715,308        2,126,623
40...................   1,308,986          lapse          860,353        3,931,364
50...................   2,268,495          lapse          987,344        7,094,771
60...................   3,831,433          lapse        1,130,257       12,974,934



                                        CASH VALUE                                     NET CASH VALUE
                       ---------------------------------------------    ---------------------------------------------
                            ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
                                ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
END OF                 ---------------------------------------------    ---------------------------------------------
POLICY                  0% (GROSS)      6% (GROSS)      12% (GROSS)      0% (GROSS)      6% (GROSS)      12% (GROSS)
YEAR                   -.89% (NET)     5.11% (NET)     11.11% (NET)     -.89% (NET)     5.11% (NET)     11.11% (NET)
------                 ------------    ------------    -------------    ------------    ------------    -------------
1....................      8,235            8,755            9,275          8,235            8,755            9,275
2....................     16,207           17,752           19,359         16,207           17,752           19,359
3....................     23,989           27,076           30,418         23,989           27,076           30,418
4....................     31,577           36,738           42,549         31,577           36,738           42,549
5....................     38,965           46,744           55,856         38,965           46,744           55,856
6....................     46,149           57,102           70,456         46,149           57,102           70,456
7....................     53,123           67,821           86,480         53,123           67,821           86,480
8....................     60,036           79,076          104,249         60,036           79,076          104,249
9....................     66,727           90,722          123,716         66,727           90,722          123,716
10...................     73,190          102,772          144,936         73,190          102,772          144,936
15...................    101,858          169,512          283,085        101,858          169,512          283,085
20...................    122,993          246,258          492,753        122,993          246,258          492,753
30...................    124,795          425,778        1,265,847        124,795          425,778        1,265,847
40...................      lapse          627,995        2,869,609          lapse          627,995        2,869,609
50...................      lapse          829,701        5,961,993          lapse          829,701        5,961,993
60...................      lapse        1,036,933       11,903,609          lapse        1,036,933       11,903,609


---------------
The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the actual investment experience of the Portfolios. The Cash Value, Net Cash Value and Life Insurance Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00%, and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             OTHER PERFORMANCE DATA

     Western Reserve may compare the performance of each Subaccount in advertising and sales literature to the performance of other variable life issuers in general, or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Subaccounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune. Lipper and Morningstar are widely used independent research services which monitor and rank the performance of variable life insurance policies in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable annuity contracts as well as variable life insurance policies. The performance analyses prepared by Lipper and Morningstar rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

     Western Reserve may also compare the performance of each Subaccount in advertising and sales literature to the S&P 500, a widely used measure of stock market performance, or other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

     In addition, Western Reserve may, as appropriate, compare each Subaccount's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Subaccount performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Subaccount performance may be compared with Donoghue Money Market Institutional Average (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

                    WESTERN RESERVE AND THE SEPARATE ACCOUNT

WESTERN RESERVE

     Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve engages in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states, the District of Columbia, Guam, and Puerto Rico. Western Reserve's main office is located in St. Petersburg, Florida; however, the mailing address is P.O. Box 5068, Clearwater, FL 33758-5068. Western Reserve's Administrative Office for this Policy is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

     Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is a wholly-owned indirect subsidiary of AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

     IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. IMSA promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

     PUBLISHED RATINGS. Western Reserve may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"),

Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Fitch, Inc. ("Fitch"). A.M. Best's, Standard and Poor's, Moody's and Fitch's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms and should not be considered as bearing on the investment performance of assets held in the Separate Account. The ratings also do not relate to the performance of the Portfolios.


THE SEPARATE ACCOUNT

     Western Reserve established WRL Series Life Corporate Account (the "Separate Account") as a separate account on December 8, 1997. The Separate Account meets the definition of a "separate account" under the Federal securities laws and its fiscal year ends on December 31. The Separate Account will receive and invest the Net Premiums paid under this Policy.

     The assets of the Separate Account are the property of Western Reserve. The Code of Ohio, under which Western Reserve established the Separate Account, provides that the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Separate Account's assets exceed its liabilities arising under the Policies.

     The Separate Account is currently divided into Subaccounts. Each Subaccount invests exclusively in shares of a single Portfolio. Income and both realized and unrealized gains or losses from the assets of each Subaccount of the Separate Account are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any other business Western Reserve may conduct.

     Where permitted by applicable law, Western Reserve may make the following changes to the Separate Account:

          1. Any changes required by the 1940 Act or other applicable law or regulation;

          2. Combine separate accounts, including the Separate Account;

          3. Add new subaccounts to or remove existing subaccounts from the Separate Account or combine Subaccounts;

          4. Make Subaccounts (including new subaccounts) available to such classes of Policies as Western Reserve may determine;

          5. Add new portfolios or remove existing Portfolios;

          6. Substitute new portfolios for any existing Portfolios if shares of the Portfolio are no longer available for investment or if Western Reserve determines that investment in a Portfolio is no longer appropriate in light of the purposes of the Separate Account;

          7. Deregister the Separate Account under the 1940 Act if such registration is no longer required; and

          8. Operate the Separate Account as a management investment company under the 1940 Act or as any other form permitted by law.

     Western Reserve will not make any such changes without any necessary approval of the SEC and applicable state insurance departments. Western Reserve will notify Owners of any changes.

     INVESTMENTS OF THE SEPARATE ACCOUNT. The Subaccounts of the Separate Account invest in shares of the corresponding Portfolios. Each Portfolio is part of a series mutual fund which is registered with the SEC as an open-end diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

     The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Certain Subaccounts and corresponding Portfolios may not be available to residents of some states.

     The paragraphs below summarize each Portfolio's investment objectives and policies. There is no assurance that any of the Portfolios will achieve its stated objective. The information below also identifies the investment adviser (and, where applicable, the investment sub-adviser) to each Portfolio. More detailed information, including a description of risks, can be found in the prospectuses for the Portfolios which should be read carefully.


DEUTSCHE ASSET MANAGEMENT
VIT FUNDS (managed by
Deutsche Asset Management,
Inc.)                     - SMALL CAP INDEX The Fund seeks to match, as closely
                            as possible (before the deduction of expenses) the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole. The Fund's Investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments, however the composition of the Russell 2000 Index and the Fund may occasionally diverge.


                          - EQUITY 500 INDEX The Fund seeks to match, as closely
                            as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large US companies. The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole. The Fund's Investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index while remaining as fully invested as possible in all market environments, however the composition of the S&P 500 Index and the Fund may occasionally diverge.


                          - EAFE(R) EQUITY INDEX The Fund seeks to match, as
                            closely as possible, before the deduction of expenses, the performance of the EAFE(R) Index, which measures international stock market performance. The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole. The Fund's Investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE Index while remaining as fully invested as possible in all market environments, however the composition of the EAFE Index and the Fund may occasionally diverge.

FIDELITY VARIABLE INSURANCE
PRODUCTS FUNDS -- INITIAL
CLASS
(managed by Fidelity
Management & Research
Company) - GROWTH OPPORTUNITIES seeks to provide capital growth.
                          - CONTRAFUND(R) seeks long-term capital appreciation.
                          - GROWTH seeks to achieve capital appreciation.
                          - BALANCED seeks both income and growth of capital.
                          - HIGH INCOME seeks a high level of current income
                            while also considering growth of capital.
                          - MONEY MARKET seeks as high a level of current income
                            as is consistent with preservation of capital and liquidity.

PIMCO VARIABLE INSURANCE
TRUST (managed by Pacific
Investment Management
Company LLC)              - SHORT-TERM BOND (Institutional Class) seeks to
                            obtain maximum current income consistent with preservation of capital and daily liquidity.


                          - TOTAL RETURN BOND (Institutional Class) seeks to
                            maximize total return, consistent with preservation of capital and prudent investment management.


                          - STOCKSPLUS GROWTH AND INCOME (Institutional Class)
                            seeks to achieve a total return which exceeds the

                            total return performance of the S&P 500.

T. ROWE PRICE EQUITY
SERIES,
INC. (managed by T. Rowe
Price Associates, Inc.)   - T. ROWE PRICE MID-CAP GROWTH seeks to provide
                            long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
                          - T. ROWE PRICE EQUITY INCOME seeks to provide
                            substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
                          - T. ROWE PRICE NEW AMERICA GROWTH seeks to provide
                            long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

                          - BLUE CHIP seeks long-term growth of capital by
                           investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.


T. ROWE PRICE INTERNATIONAL
SERIES, INC. (managed by T.
Rowe Price International,
Inc.)                     - T. ROWE PRICE INTERNATIONAL STOCK seeks long-term
                            growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

JANUS ASPEN SERIES (managed
by Janus Capital
Corporation)              - GROWTH seeks long-term growth of capital in a manner
                            consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.
                          - CAPITAL APPRECIATION seeks long-term growth of
                            capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies.
                          - WORLDWIDE GROWTH seeks long-term growth of capital
                            in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.


                          - AGGRESSIVE GROWTH seeks long-term growth of capital.
                            It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.
                          - FLEXIBLE INCOME seeks to obtain maximum total
                            return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock.

                          - INTERNATIONAL GROWTH seeks long-term growth of
                           capital. It pursues its objective by normally investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. The portfolio may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

INVESCO VARIABLE
INVESTMENT FUNDS, INC.
(managed by INVESCO Funds
Group, Inc.)              - INVESCO VIF -- BLUE CHIP GROWTH seeks to buy
                            securities that will increase in value over the long-term by investing primarily in common stocks of large companies with market capitalizations of more than $15 billion at the time of purchase that have a history of consistent earnings growth regardless of the business cycle. Current income is a secondary goal.


                          - INVESCO VIF -- DYNAMICS seeks to buy securities that
                            will increase in value over the long-term by investing primarily in common stocks of mid-sized companies -- those with market capitalizations between $2 billion and $15 billion at the time of purchase -- but also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

                          - INVESCO VIF -- FINANCIAL SERVICES invests primarily
                            in equity securities of companies involved in the financial services sector (e.g., banks, insurance companies, and investment and miscellaneous industries) that the investment adviser believes will rise in price -- and increase in value -- faster than other investments, as well as options and other investments whose value is based upon the values of equity securities. The Fund can also invest in debt securities.
                          - INVESCO VIF -- HEALTH SCIENCES invests primarily in
                            equity securities of companies that develop, produce or distribute health care-related products or services, that the investment adviser believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the values of equity securities. This Fund can also invest in debt securities.
                          - INVESCO VIF -- MARKET NEUTRAL seeks to outperform
                            the return on three-month U.S. Treasury bills regardless of the movements of the broad securities market. The Fund attempts to achieve its investment objective by using a management style known as "market neutral." Please refer to the Fund's prospectus for a description of the market neutral management style.

                          - INVESCO VIF -- SMALL COMPANY GROWTH seeks to buy
                            securities that will increase in value over the long term. The Fund normally invests primarily in equity securities of companies with market capitalizations of $2 billion or less at the time of purchase.


                          - INVESCO VIF -- TECHNOLOGY seeks capital appreciation
                            and normally invests primarily in the equity securities of companies engaged in technology-related industries. The Fund invests primarily in equity securities that the investment adviser believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the values of equity securities. The Fund also can invest in debt securities.

INVESCO VARIABLE          - INVESCO VIF -- TELECOMMUNICATIONS invests primarily
INVESTMENT FUNDS, INC.      in the equity securities of companies in the
(managed by INVESCO Funds   telecommunications sector that the investment
Group, Inc.)                adviser believes will rise in price -- and increase
(continued)                 in value -- faster than other investments, as well
                            as options and other investments whose value is based upon the values of equity securities. The Fund also can invest in debt securities. Current income is an additional consideration in the Fund's investments. The telecommunications sector includes, among other things, companies that are engaged in the design, development, manufacture, distribution, or sale of communications services and equipment.




THE UNIVERSAL INSTITUTIONAL
FUNDS, INC. (managed by   - EMERGING MARKETS DEBT seeks high total return by
Morgan Stanley Asset        investing primarily in fixed income securities of
Management)                 government and government-related issuers and, to a
                            lesser extent, of corporate issuers in emerging market countries.

                          - EMERGING MARKETS EQUITY seeks long-term capital
                            appreciation by investing primarily in
                            growth-oriented equity securities of issuers in emerging market countries.

                          - U.S. REAL ESTATE seeks above-average current income
                            and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs")


THE UNIVERSAL INSTITUTIONAL
FUNDS, INC. (managed by   - MID CAP VALUE seeks above-average total return over
Miller                      a market cycle of three to five years by investing
Anderson & Sherrerd, LLP)   in common stocks and other equity securities.



     Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain Portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. It is possible that a material conflict may arise between the interests of Owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a Portfolio. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the Portfolios currently foresee any such disadvantages, Western Reserve and each Portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

     The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that the same investment adviser, sub-investment adviser, or manager may manage. The investment results of the Portfolios may be higher or lower than the results of such other portfolios. There can be no assurance, and Western Reserve makes no representation, that the investment results of any of the

Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, sub-investment adviser, or manager.

                             FACTS ABOUT THE POLICY

AVAILABILITY OF THE POLICY

     Under Western Reserve's current rules, Western Reserve will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - a minimum of five (5) Policies are issued, each on the life of a different Insured; or

     - the aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

APPLYING FOR A POLICY

     To purchase a Policy, Western Reserve must receive a completed application at the Administrative Office. Under Western Reserve's current rules, the minimum Face Amount of a Policy is generally $25,000. Western Reserve will generally issue Policies to Insureds who supply satisfactory evidence of insurability sufficient to Western Reserve. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.

FREE-LOOK PERIOD

     An Owner may cancel a Policy for a refund during the "free-look period" by returning it to Western Reserve or to the sales representative who sold it. The free-look period generally expires 10 days after delivery of the Policy. Certain states may require a free-look period longer than 10 days. If you decide to cancel the Policy, Western Reserve will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Western Reserve will refund an amount equal to the greater of the Cash Value as of the date the Policy is returned, or the premiums paid less any partial withdrawals. Under ordinary circumstances, the refunded amount will be the premiums paid less partial withdrawals.

PREMIUMS

     PREMIUM FLEXIBILITY. Owners are not required to adhere to any rigid and inflexible premium schedule. Western Reserve may require the Owner to pay an initial premium. Thereafter, up to age 100 and subject to the maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. When making premium payments during the first Policy Year, an Owner should consider the effect of the sales charge (since Western Reserve deducts a lower percentage of each premium received in excess of the Target Premium during the first Policy Year than in subsequent Policy Years), and the deferred sales charge (because Western Reserve deducts this charge based on a percentage of premiums paid in the first year). See Charges and Deductions -- Percent of Premium Load; and Deferred Sales Charge.

     PLANNED PERIODIC PREMIUMS. Each Owner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Owner is not required to pay premiums in accordance with this schedule. Furthermore, the Owner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

     The payment of a Planned Periodic Premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Value. Thus, even if Planned Periodic Premiums are paid by the Owner, the Policy will nonetheless lapse any time Net Cash Value is insufficient to pay certain monthly charges, and a Late Period expires without a sufficient payment being made.

     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If you pay a premium which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Western Reserve will return any part of the premium in excess of that amount, and will not accept any further premiums until allowed by the current maximum premium limitations set forth under Federal tax laws.

     PAYMENT OF PREMIUMS. Any payment made by check or money order must be payable to Western Reserve Life Assurance Co. of Ohio. Western Reserve will treat payments made by the Owner as a premium payment unless clearly marked as loan repayments. Western Reserve will deduct certain charges from each premium payment. (See Charges and Deductions, p. 31.) As an accommodation to Owners, Western Reserve will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. For an initial premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("fax") of a completed application. An initial premium accepted via wire transfer with fax will be allocated in accordance with current procedures explained in the section entitled Allocation of Net Premiums and Cash Value -- Allocation of Net Premiums. An initial premium made by wire transfer not accompanied by a simultaneous fax, or accompanied by a fax of an incomplete application will be applied at the unit value next determined not later than two business days after receipt of an appropriate fax or a complete application. However, if Western Reserve cannot obtain the fax or essential information within five business days, Western Reserve shall inform the applicant of the reasons for the delay, and will return the initial premium to the applicant unless the applicant specifically consents to allow Western Reserve to retain the initial premium until the required fax or essential information is received.

     If Western Reserve later receives the application with original signature and the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the fax, Western Reserve will reallocate the initial premium on the first Valuation Day on or following the date the Policy is issued, in accordance with the allocation instructions in the application with original signature.

     Owners wishing to make payments via bank wire should instruct their banks
to wire Federal Funds as follows:                                              .

    ALLFIRST
     ABA #052000113
     For credit to account of Western Reserve #89487643
     Include your name and Policy number on all correspondence.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. The failure to make a Planned Periodic Premium payment will not itself cause the Policy to Lapse. Lapse will only occur where Net Cash Value is insufficient to cover the monthly deduction, and a Late Period expires without the Owner making a sufficient payment. If the Net Cash Value is insufficient to cover the monthly deduction, the Owner must pay during the Late Period a payment at least sufficient to provide a Net Premium to cover the sum of the monthly deductions due within the Late Period. Such a lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Cash Value, or the Net Cash Value has decreased because not enough premiums have been paid to offset the monthly charges.

     If Net Cash Value is insufficient to cover the monthly deduction, Western Reserve will notify the Owner and any assignee of record of the minimum payment needed to keep the Policy in force. The Owner will then have a Late Period of 62 days, measured from the date notice is sent to the Owner, for Western Reserve to receive sufficient payments. If Western Reserve does not receive a sufficient payment within the Late Period, the Policy will lapse. If Western Reserve receives a sufficient payment during the Late Period, Western Reserve will allocate any resulting Net Premium among the Subaccounts, and will charge any monthly deductions due to such Subaccounts, in accordance with the Owner's then current instructions. (See Allocation of Premiums and Cash Value -- Allocation of Net Premiums, and Charges and Deductions -- Monthly Deductions.) If the Insured dies during the Late Period, the Life Insurance Benefit Proceeds will equal the amount of the Life Insurance Benefit Proceeds immediately prior to the commencement of the Late Period, reduced by any due and unpaid charges.

     REINSTATEMENT. You may reinstate a lapsed Policy any time within five years after the date of Lapse by submitting the following items to Western
Reserve:

          1. A written application for reinstatement from the Owner;

          2. Evidence of insurability satisfactory to Western Reserve; and

          3. A premium that, after the charges against premiums, is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     Western Reserve reserves the right to decline a reinstatement request. Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Deduction Day on or next following the date Western Reserve approves the application for reinstatement.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

     NET PREMIUMS. The Net Premium equals the premium paid less any applicable percent of premium load. (See Charges and Deductions -- Percent of Premium
Load). When an initial premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Effective Date.

     ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner will allocate Net Premiums to one or more of the Subaccounts of the Separate Account. Notwithstanding the allocation in the application, the initial premium, less charges, will be allocated during the free-look period to the General Account and will earn interest at an annual rate (minimum 4%) declared by Western Reserve. At the end of the free-look period, Western Reserve allocates the Net Premium, including interest earned during the free-look period, to the Subaccounts as directed in the application. Western Reserve deems the Policy to be delivered four days after it is mailed for the purpose of allocating the Net Premium (including interest) at the end of the free-look period. (See Facts About The Policy -- Free-Look Period.)

     The minimum percentage of each premium that you may allocate to any Subaccount is 1%; percentages must be in whole numbers. You may change the allocation of future Net Premiums without charge at any time by providing Western Reserve with written notification from the Owner, or by calling the Administrative Office. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding telephone instructions for transfers among Subaccounts. (See Transfer Privileges.) Upon instructions from the Owner, the registered representative or agent of record may also change the allocation of future Net Premiums. Western Reserve reserves the right to limit the number of changes to the allocation of Net Premiums. Investment returns from the amounts allocated to Subaccounts of the Separate Account will vary with the investment experience of these Subaccounts and the Owner bears the entire investment risk.

POLICY VALUES

     CASH VALUE. The Cash Value serves as the starting point for calculating certain values under a Policy. The Cash Value is the sum of all Subaccount Values and the Loan Account Value and therefore varies to reflect the investment experience of the Subaccounts. Western Reserve determines the Cash Value on the date the Policy is issued and on each Valuation Day thereafter. The Cash Value may be more or less than premiums paid. THERE IS NO GUARANTEED MINIMUM CASH VALUE.

     NET CASH VALUE. The Net Cash Value is the amount payable on surrender of the Policy. It is equal to the Cash Value as of the date of surrender minus any outstanding Indebtedness, plus premium load refund, if applicable.

     SUBACCOUNT VALUE. The Subaccount Value of any Subaccount as of the end of the free-look period is equal to the amount of the initial Net Premium allocated to that Subaccount (including any interest credited during the free-look period). On subsequent Valuation Days, the Subaccount Value is equal to that part of any Net Premium allocated to the Subaccount and any Cash Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any Cash Value transferred out of that Subaccount.

     ACCUMULATION UNITS. For each Subaccount, Net Premiums allocated to a Subaccount or amounts of Cash Value transferred to a Subaccount are converted into Accumulation Units. Western Reserve determines the number of Accumulation Units credited to a Policy by dividing the dollar amount of any Net Premium or transfer directed to each Subaccount by the value of an Accumulation Unit for that Subaccount on the transaction date. Therefore, Net Premiums allocated to or amounts transferred to a Subaccount under a Policy increase the number of Accumulation Units of that Subaccount credited to the Policy.

     Certain events reduce the number of Accumulation Units of a Subaccount credited to a Policy:

          - Partial withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of the appropriate number of Accumulation Units of that Subaccount as do:

          - surrender of the Policy;

          - payment of the Life Insurance Benefit Proceeds;

          - Policy loans; and

          - the deduction of the monthly deduction.

     Accumulation Units are canceled as of the end of the Valuation Period in which Western Reserve receives written notice regarding the event. These events are referred to as "Policy transactions."

     Accumulation Units are bought and sold each time there is a Policy transaction. Western Reserve determines the number of Accumulation Units in any Subaccount on any day follows:

          1. From the Accumulation Units as of the prior Monthly Deduction Day, subtract the Accumulation Units sold to pay any partial withdrawals;

          2. Add Accumulation Units bought with Net Premiums received since the prior Monthly Deduction Day;

          3. Subtract Accumulation Units sold to transfer amounts into the Loan Account;

          4.  Add Accumulation Units bought with loan repayments;

          5. Subtract Accumulation Units sold to transfer amounts to other Subaccounts;

          6. Add Accumulation Units bought from amounts transferred from other Subaccounts.

     The number of Accumulation Units on a Monthly Deduction Day is the result of steps 1 through 6 above, minus the number of Accumulation Units sold to pay the monthly deduction charge. If the Monthly Deduction Day is a Policy Anniversary, Western Reserve will increase the number of Accumulation Units by Accumulation Units bought with any amounts transferred from the Loan Account.

     ACCUMULATION UNIT VALUE. Western Reserve determines the value of an Accumulation Unit on any Valuation Day by multiplying the value of that Accumulation Unit on the immediately preceding Valuation Day by the Net Investment Factor for the Valuation Period.

     NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of Accumulation Units of a Subaccount from one Valuation Period to the next. Western Reserve determines the Net Investment Factor for any Subaccount for any Valuation Period by dividing 1 by 2, where:

          1. is the result of:

             a. the net asset value per share of the Portfolio held in the
                Subaccount, determined at the end of the current Valuation Period; plus

             b. the per share amount of any dividend or capital gain
                distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; and

          2. is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the immediately preceding Valuation Period.

     The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

TRANSFER PRIVILEGES

     GENERAL. Owners may transfer Cash Value among the Subaccounts. The amount of Cash Value available for transfer from any Subaccount is determined at the end of the Valuation Period during which the transfer request is received at the Administrative Office. The net asset value for each share of the corresponding Portfolio of any Subaccount is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits -- Cash Value -- Valuation Day and Valuation

Period.) Therefore, any transfer request received after the close of the regular business session of the NYSE, on any day the NYSE is open, will be processed using the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the NYSE, on the next day the NYSE is open for business.

     The minimum amount that you may transfer is the lesser of $500 or the value of all remaining Accumulation Units in a Subaccount, unless Western Reserve agrees otherwise. The Subaccount from which you make a transfer must maintain a minimum balance of $500 after the transfer is completed. If the value of the remaining Accumulation Units in a Subaccount would be less than $500, Western Reserve has the right to include that amount as part of the transfer.

     Owners may make up to 12 transfers of Cash Value without charge during any one Policy Year. After these 12 transfers in a Policy Year, Western Reserve reserves the right to impose a charge of $25 for each subsequent transfer. Western Reserve will not increase the transfer charge. Western Reserve will consider all transfers made in any one day a single transfer and will deduct any transfer charges on a pro-rata basis from each Subaccount from which a transfer was made. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation of Cash Value immediately after the free-look period, will not be treated as a transfer for the purpose of this charge.

     Owners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. The registered representative or agent of record for the Policy may, upon instructions from the Owner for each transfer, make telephone transfers upon request without the necessity for the Owner to have previously authorized telephone transfers in writing. Transfer requests made by telephone must be verified by a facsimile sent to the Administrative Office before the transfer is made. If, for any reason, an Owner does not want the ability to make transfers by telephone, the Owner should provide written notice to Western Reserve at the Administrative Office. All telephone transfers should be made by calling the Administrative Office.

     Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Owners, and/or tape recording telephone instructions received from Owners.

     Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at the Administrative Office.

     ASSET REBALANCING PROGRAM. Western Reserve offers a program under which the Owner may authorize Western Reserve to transfer Cash Value periodically to maintain a particular percentage allocation among the Subaccounts. The Cash Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts at the end of each period to match the Policy's currently effective Net Premium allocation schedule. The asset rebalancing program is intended to transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Subaccount will not have losses.

     To qualify for the asset rebalancing program, a minimum Cash Value of $10,000 for an existing Policy, or a minimum initial premium of $10,000 for a new Policy, is required. To participate in the asset rebalancing program, a properly completed asset rebalancing request form, which is available upon request, must be received by Western Reserve.

     Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Effective Date. Following receipt of the asset rebalancing request form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

     There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year.

     The Owner may terminate participation at any time in the asset rebalancing program by oral or written request to Western Reserve. Participating in the asset rebalancing program will terminate automatically if any transfer is made to, or from, any Subaccount, other than on account of a scheduled rebalancing. If the Owner wishes to resume the asset rebalancing program after it has been canceled, a new asset rebalancing request form must be completed and sent to Western Reserve. The Owner may start and stop participation in the asset rebalancing program at any time; however, Western Reserve reserves the right to restrict entry into the asset rebalancing program to once per Policy Year.

     Western Reserve may discontinue, modify, or suspend, the asset rebalancing program at any time.

SURRENDERS AND PARTIAL WITHDRAWALS


     SURRENDERS. At any time while the Insured is still living and the Policy is in force, the Owner may, by written request, surrender the Policy for its Net Cash Value (which is the Cash Value less any Indebtedness, plus refund of premium load, if applicable). A surrender is effective as of the date on which a written request for surrender is received by Western Reserve. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged against the premium payments made in the Policy Year of the surrender. Western Reserve will refund 6.0% of the premium paid up to the Target Premium and 3.0% of the premium paid in excess of the Target Premium. (See Charges and Deductions -- Percent of Premium Load, p. 35.) Once the Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated. A surrender may have tax consequences. (See Federal Tax Considerations, p. 41.)


     PARTIAL WITHDRAWALS. After the first Policy Year, while the Insured is still living and the Policy is in force, an Owner may apply for a partial withdrawal. The request must be made in writing to the Administrative Office and the amount requested must be at least $500. The maximum amount that may be requested is the amount that would leave at least $500 remaining in the Subaccount from which the partial withdrawal is made. The amount withdrawn is deducted from each of the Subaccounts on a pro rata basis unless you specify otherwise in a written notice to the Administrative Office. Western Reserve generally will pay a partial withdrawal request within seven days following the Valuation Day the request is received.

     There is no limit on the number of partial withdrawals that may be made during a Policy Year. On each partial withdrawal, Western Reserve imposes a processing charge equal to the lesser of $25 or 2% of the amount requested. Western Reserve deducts this charge on a pro-rata basis from each of the Subaccounts unless you provide other written instructions to the Administrative Office.


     If the Owner has selected Life Insurance Benefit Option 1, Western Reserve will reduce the Face Amount by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Face Amount will not be changed by the amount of the partial withdrawal. If Life Insurance Benefit Option 3 is in effect and the partial withdrawal is greater than the sum of the premiums paid, the Face Amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the Face Amount is not reduced. Western Reserve may reject any partial withdrawal if it would cause the Policy to fail to qualify as a life insurance contract under the Code or regulations or rulings thereunder. A partial withdrawal may have tax consequences. (See Federal Tax Considerations, p. 41.)


LOANS

     After the first Policy Year as long as the Policy remains in force, the Owner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve permits a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Code. The maximum amount that may be borrowed is 90% of the Cash Value, less any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to not less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Considerations, p. 41.)


     When you request a loan, Western Reserve will withdraw an amount equal to the requested loan amount plus interest in advance for one year from each of the Subaccounts on a pro-rata basis, unless you specify otherwise in a written notice to the Administrative Office, and transfer this amount to the Loan Account until the loan is repaid.

     Western Reserve normally will pay the amount of the loan within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. Under Western Reserve's current procedures, at each Policy Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next Policy Anniversary, if not paid) to the amount in the Loan Account (including interest credited to the Loan Account during the previous Policy Year). Western Reserve will also make this comparison any time the Owner repays all of the loan, or makes a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Account, Western Reserve will withdraw the difference from the Subaccounts and transfer it to the Loan Account in the same manner as when a loan is made. If the amount in the Loan Account exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Account and transfer it to the Subaccounts in the same manner as current Net Premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge.


     INTEREST RATE CHARGED. The guaranteed annual interest rate on a Policy loan is 6.0% and is due on each Policy Anniversary for the prior Policy Year and on the day the loan is repaid. For Policies issued on or after May 1, 2001, the current annual interest rate on a Policy loan is 4.60% in Policy Years 1-20 and 4.20% in Policy Years 21+. Different current loan interest rates apply for Policies issued prior to May 1, 2001. Loan interest that is unpaid when due will be added to the amount of the loan and will bear interest at the same rate. On the date of the Insured's death, the date the Policy ends, the date of a loan repayment, or any other date Western Reserve specifies, any necessary adjustment will be made in the loan to reflect any interest accrued since the last Policy Anniversary. If an annual interest rate lower than 6% is set, any subsequent increase in the interest rate shall be subject to the following conditions:


          (1) The effective date of any increase in the interest rate for Policy loans shall not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased shall not exceed 1% per year, but the maximum annual interest rate will be 6%.

          (3) Western Reserve will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the annual interest rate, Western Reserve will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) Western Reserve will give notice of any increase in the annual interest rate whenever a loan is made during the 40 days before the effective date of the increase.

     LOAN ACCOUNT INTEREST RATE CREDITED. The amount in the Loan Account will accrue interest at an effective annual rate of 4%. Western Reserve may credit a higher rate, but it is not obligated to do so.

     EFFECT OF POLICY LOANS. A Policy loan affects the Policy, because the Life Insurance Benefit Proceeds and Net Cash Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the Life Insurance Benefit Proceeds and Net Cash Value to increase by the amount of the repayment. As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Account. This amount will not be affected by the Separate Account's investment performance. Amounts transferred from the Separate Account to the Loan Account will affect the Separate Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Separate Account. There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as possible adverse tax consequences which could occur if a Policy lapses with loans outstanding.

     INDEBTEDNESS. Indebtedness equals the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the Cash Value, Western Reserve will notify the Owner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 31 days from the date notice is sent, the Policy will Lapse and terminate without value. The Policy, however, may later be reinstated.

     REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time. Western Reserve will treat payments made by the Owner while there is Indebtedness as premium payments unless the Owner indicates that the payment should be treated as a loan repayment. If not repaid, Western Reserve may deduct Indebtedness from any amount payable under the Policy. As Indebtedness is repaid, the Policy's value in the Loan Account securing the Indebtedness repaid will be transferred from the Loan Account to the Subaccounts in the same manner as current Net Premiums are allocated. Western Reserve will allocate the repayment of Indebtedness at the end of the Valuation Period during which the repayment is received.

LIFE INSURANCE BENEFITS

     GENERAL. Owners designate in the initial application one of three Life Insurance Benefit Options offered under the Policy: Life Insurance Benefit Option 1 ("Option 1"), Life Insurance Benefit Option 2 ("Option 2"), and Life Insurance Benefit Option 3 ("Option 3"). As long as the Policy remains in force, Western Reserve will, upon receiving due proof of the Insured's death, pay the Life Insurance Benefit Proceeds of a Policy to the named Beneficiary in accordance with the designated Life Insurance Benefit Option. Western Reserve will determine the amount of the Life Insurance Benefit Proceeds payable at the end of the Valuation Period during which the Insured dies. Western Reserve may pay the proceeds in a lump sum or under one or more of the settlement options set forth in the Policy. Western Reserve guarantees that as long as the Policy remains in force, the Life Insurance Benefit under any option will never be less than the Face Amount of the Policy until age 100 when the death benefit equals the Cash Value, but the Life Insurance Benefit Proceeds will reflect reductions for any outstanding Indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance provided by rider. To qualify the Policy as life insurance under the Code, Owners may choose between two Life Insurance Benefit Compliance Tests -- either the Guideline Premium Test or the Cash Value Accumulation Test. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the Life Insurance Benefit provided, vary from one test to the other. (See the separate tables below.)

     OPTION 1. The Life Insurance Benefit is the greater of the Face Amount of the Policy or the applicable percentage (the "limitation percentage") times the Cash Value on the date of death. Accordingly, under Option 1 the Life Insurance Benefit will remain level unless the limitation percentage times the Cash Value exceeds the Face Amount, in which case the amount of the Life Insurance Benefit will vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 1. For purposes of this illustration, assume that the Insured's Attained Age is under 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 1, a Policy with a $50,000 Face Amount will generally pay $50,000 in Life Insurance Benefits. However, because the Life Insurance Benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the Life Insurance Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Cash Value above $20,000 will increase the Life Insurance Benefit by $2.50. Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

     If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Face Amount, the Life Insurance Benefit will equal the Face Amount of the Policy.

     OPTION 2. The Life Insurance Benefit is equal to the greater of the Face Amount plus the Cash Value of the Policy or the limitation percentage times the Cash Value on the date of death. Accordingly, under Option 2 the amount of the Life Insurance Benefit will always vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 2. For purposes of this illustration, assume that the Insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 2, a Policy with a Face Amount of $50,000 will generally pay a Life Insurance Benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $10,000 will have a Life Insurance Benefit of $60,000 ($50,000 + $10,000). The Life Insurance Benefit under the Guideline Premium Test, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the Life Insurance Benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the Life Insurance Benefit by $2.50. Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

     If at any time, however, Cash Value multiplied by the limitation percentage is less than the Face Amount plus the Cash Value, then the Life Insurance Benefit will be the Face Amount plus the Cash Value of the Policy.

     OPTION 3. The Life Insurance Benefit is equal to the greater of the Face Amount plus cumulative premiums paid less cumulative partial withdrawals, or the corridor percentage times the Cash Value. Accordingly, under Option 3, the amount of Life Insurance Benefit will always vary with the premiums paid and partial withdrawals taken, and may vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 3. For purposes of this illustration, assume that the Insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 3, a Policy with a Face Amount of $50,000 will generally pay a Life Insurance Benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a Life Insurance Benefit of $60,000 ($50,000 + $10,000). The Life Insurance Benefit under the Guideline Premium Test, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $24,000, the Life Insurance Benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $24,000 will increase the Life Insurance Benefit by $2.50. Similarly, any time Cash Value exceeds $24,000, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
0-40.................    250
  41.................    243
  42.................    236
  43.................    229
  44.................    222
  45.................    215
  46.................    209
  47.................    203
  48.................    197
  49.................    191
  50.................    185
  51.................    178
  52.................    171
  53.................    164
  54.................    157
  55.................    150
  56.................    146
  57.................    142
  58.................    138

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
  59.................    134
  60.................    130
  61.................    128
  62.................    126
  63.................    124
  64.................    122
  65.................    120
  66.................    119
  67.................    118
  68.................    117
  69.................    116
  70.................    115
  71.................    113
  72.................    111
  73.................    109
  74.................    107
  75.................    105
  76.................    105
  77.................    105

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
  78.................    105
  79.................    105
  80.................    105
  81.................    105
  82.................    105
  83.................    105
  84.................    105
  85.................    105
  86.................    105
  87.................    105
  88.................    105
  89.................    105
  90.................    105
  91.................    104
  92.................    103
  93.................    102
94-99................    101
100 and older........    100

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
20...................  631      751
21...................  612      727
22...................  595      704
23...................  577      681
24...................  560      659
25...................  542      638
26...................  526      617
27...................  509      597
28...................  493      578
29...................  477      559
30...................  462      541
31...................  447      523
32...................  432      506
33...................  418      489
34...................  404      473
35...................  391      458
36...................  379      443
37...................  366      428
38...................  355      414
39...................  343      401
40...................  332      388
41...................  322      376
42...................  312      364
43...................  302      353
44...................  293      342
45...................  284      332
46...................  275      322

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
47...................  267      312
48...................  259      303
49...................  251      294
50...................  244      285
51...................  237      276
52...................  230      268
53...................  224      261
54...................  218      253
55...................  212      246
56...................  206      239
57...................  201      232
58...................  195      226
59...................  190      219
60...................  186      213
61...................  181      207
62...................  177      201
63...................  172      196
64...................  168      191
65...................  164      186
66...................  161      181
67...................  157      176
68...................  154      172
69...................  151      167
70...................  148      163
71...................  145      159
72...................  142      155
73...................  140      152

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
74...................  137      148
75...................  135      145
76...................  133      142
77...................  131      139
78...................  129      136
79...................  127      134
80...................  125      131
81...................  124      129
82...................  122      127
83...................  121      125
84...................  119      123
85...................  118      121
86...................  117      119
87...................  116      118
88...................  115      117
89...................  114      115
90...................  113      114
91...................  112      113
92...................  111      111
93...................  110      110
94...................  109      109
95...................  107      108
96...................  106      106
97...................  105      105
98...................  103      103
99...................  102      102
100..................  100      100

     CHOOSING A LIFE INSURANCE BENEFIT OPTION. As described above and assuming the Life Insurance Benefit is not determined by reference to the limitation percentage, Option 1 will provide a Face Amount of Life Insurance Benefit which does not vary with changes in Cash Value. Thus, under Option 1, as Cash Value increases, Western Reserve's net amount at risk under the Policy will decline. In contrast, Option 2 involves a constant net amount at risk, assuming that the Life Insurance Benefit is not determined by reference to the limitation percentage. The net amount at risk under the Policy for Option 3 is dependent upon the amount and timing of premiums paid. Consequently, there is no generalized pattern as with Options 1 and 2. Therefore, assuming sufficiently positive investment experience, the deduction for cost of insurance under a Policy with an Option 1 Life Insurance Benefit will be less than under a corresponding Policy with an Option 2 or 3 Life Insurance Benefit. Because of this, if investment performance is positive, Cash Value under Option 1 will increase faster than under Options 2 or 3 but the total Life Insurance Benefit under Options 2 or 3 will generally be greater. Thus, Option 1 could be considered more suitable for Owners whose goal is increasing Cash Value based upon positive investment experience while Options 2 and 3 could be considered more suitable for Owners whose goal is increasing total Life Insurance Benefit.

     CHANGING THE LIFE INSURANCE BENEFIT OPTION. Generally, the Life Insurance Benefit Option in effect may be changed by the Owner after the first Policy Year by sending Western Reserve a written request for change. Western Reserve may require proof of insurability. A change in Life Insurance Benefit Option may have Federal income tax consequences. Under Western Reserve's current rules, no change may be made if it would result in a Face Amount less than the minimum Face Amount set forth in the Policy, or if the Policy would not continue to qualify as life insurance as defined under Section 7702 of the Code. The effective date of any change will be the Monthly Deduction Day on or after Western Reserve approves the request. No charges will be imposed for making a change in Life Insurance Benefit Option. If the Life Insurance Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased by an amount equal to the Cash Value on the effective date of change. If the Life Insurance Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased by an amount equal to the Cash Value on the effective date of the change. If the Life Insurance Benefit Option is changed from Option 3 to Option 1, the Face Amount will be increased by the sum of the premiums paid less the sum of partial withdrawals. If the Life Insurance Benefit Option is changed from Option 1 to Option 3, the Face Amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals. Western Reserve will not allow changes between Options 2 and 3. Changing the Life Insurance Benefit Option could have tax consequences. Consult a tax advisor before changing the Life Insurance Benefit Option.

     HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains in force, Western Reserve guarantees that the Life Insurance Benefit will never be less than the Face Amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The Life Insurance Benefit may, however, vary with the Policy's Cash Value. Under Option 1, the Life Insurance Benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Face Amount of the Policy. The Life Insurance Benefit under Option 2 will always vary with the Cash Value because the Life Insurance Benefit equals either the Face Amount plus the Cash Value or the limitation percentage times the Cash Value. The Life Insurance Benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Cash Value multiplied by the limitation percentage exceeds the Face Amount plus cumulative premiums paid less cumulative partial withdrawals.

     CHANGING THE FACE AMOUNT. Subject to certain limitations, an Owner may increase or decrease the Face Amount of a Policy. A change in Face Amount may affect the net amount at risk, which may affect an Owner's cost of insurance charge. A change in Face Amount could also have Federal income tax consequences. Consult a tax advisor before changing the Face Amount.

     DECREASES. Any decrease in the Face Amount will become effective on the Monthly Deduction Day on or following receipt of a written request from the Owner by Western Reserve at the Administrative Office. No requested decrease in the Face Amount will be permitted during the first Policy Year. The Face Amount remaining in force after any requested decrease may not be less than $25,000. If, following the decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

     INCREASES. For an increase in the Face Amount, written application must be submitted. Western Reserve will also require that additional evidence of insurability be submitted. Western Reserve reserves the right to decline any increase request. Any increase will become effective on the Monthly Deduction Day after Western Reserve approves the request for the increase. No increase in the Face Amount will be permitted during the first Policy Year. An increase need not be accompanied by an additional premium, but there must be sufficient Net Cash Value to cover the next monthly deduction after the increase becomes effective.

DURATION OF THE POLICY

     The Policy's duration depends upon the Net Cash Value. The Policy will remain in force so long as the Net Cash Value is sufficient to pay the monthly deduction. If the Net Cash Value is insufficient to pay the monthly deduction, and a Late Period expires without an adequate payment by the Owner, the Policy will lapse and terminate without value.

WHEN INSURANCE COVERAGE TAKES EFFECT

     No life insurance coverage shall take effect unless the proposed Insured is alive, in the same condition of health as described in the application when the Policy is delivered to the Owner, and the full initial premium is paid.

PAYMENT OPTIONS

     The Policy offers a variety of optional ways of receiving proceeds under the Policy, other than in a lump sum. Any agent authorized to sell the Policy can explain these options upon request. None of these options vary with the investment performance of a separate account.

                             CHARGES AND DEDUCTIONS

     The following charges will apply to your Policy under the circumstances described. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by Western Reserve in connection with the Policies, some of which are described below.

     Services and benefits provided by Western Reserve include:

        - the Life Insurance Benefits, cash and loan benefits provided by the Policy;

        - investment options, including Net Premium allocations;

        - administration of elective options under the Policy; and

        - the distribution of reports to Owners.

     Costs and expenses Western Reserve incurs include:

        - those associated with underwriting applications and changes in Face Amount and riders;

        - various overhead and other expenses associated with providing the services and benefits relating to the Policy;

        - sales and marketing expenses; and

        - other costs of doing business, such as federal, state and local premium and other taxes and fees.

     Risks assumed by Western Reserve include the risks that:

        - Insureds may live for a shorter period of time than estimated resulting in the payment of greater Life Insurance Benefits than expected; and

        - the costs of providing the services and benefits under the Policies will exceed the charges deducted.

PERCENT OF PREMIUM LOAD

     Western Reserve deducts certain expenses at the time you make premium payments. Western Reserve then allocates the remainder of each premium (the Net Premium) to the Subaccounts as you direct. The expenses deducted from your premium are intended to compensate Western Reserve for sales expenses and federal and state tax charges. Premium tax charges imposed by different states range from 0.0% to 3.5% of premiums.


     Western Reserve deducts a percent of premium received up to the Target Premium and a percent of premium received in excess of the Target Premium. Under most circumstances, the Target Premium is the maximum premium an Owner can pay in a Policy Year without the Policy becoming a Modified Endowment Contract. Premiums paid in excess of the Target Premium may have adverse tax consequences (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 40). For Policies issued on or after May 1, 2001, the current percent of premium load is as follows: 9.0% of premium received up to Target Premium and 0.70% of premium received in excess of Target Premium in Policy Year 1; 6.0% of premium received up to Target Premium and 0.50% of premium received in excess of Target Premium in Policy Years 2-7; and 2.10% of premium received up to Target Premium and 0.50% of premium received in excess of Target Premium in Policy Years 8+. Different charges apply to Policies issued prior to May 1, 2001. The maximum percent of premium load deduction is 11.5% of each premium received up to the Target Premium in all years and 4.5% of premium received in excess of Target Premium in Policy Year 1, 7.5% of premium received in excess of Target Premium in Policy Years 2+.



     Please note that higher premium amounts paid during the first Policy Year will result in higher amounts being subject to the deferred sales charge in Policy Years 2 through 7. (See Deferred Sales Charge, below.) An Owner deciding the appropriate amount and timing of premium payments should consider the combined effect of the percent of premium load and the deferred sales charge.



     PREMIUM LOAD REFUND AT SURRENDER. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged against the premium payments made in the Policy Year of Surrender. The refund applies only to premiums paid in the Policy Year of the surrender, not to all premiums paid since issue. The refund is available only for surrenders occurring in the first three Policy Years and is not available for partial withdrawals or Policy Loans. For Policies issued on or after May 1, 2001, the premium load at refund is 8.50% of the premium received up to Target Premium and 4.50% of premium received in excess of Target Premium in Policy Year 1, 8.00% of premium received up to Target Premium and 4.00% of premium received in excess of Target Premium in Policy Year 2 and 7.50% of premium received up to Target Premium and 3.50% of premium received in excess of Target Premium in Policy Year 3. Different premium load refund percentages apply for Policies issued prior to May 1, 2001.



     DEFERRED SALES CHARGE. On each Policy Anniversary during Policy Years 2-7, Western Reserve deducts a percent of the premium received in Policy Year 1 or the decrease in premium in excess of Target Premium received in Policy Year 1. For Policies issued on or after May 1, 2001, the current deferred sales charge is as follows: 1.50% of the premium received up to Target Premium in Policy Year 1 and 0.40% of premium received in excess of Target Premium in Policy Year 1. Different charges apply to Policies issued prior to May 1, 2001. The maximum deferred sales charge in Policy Years 2-7 is 1.50% of all premium received in Policy Year 1.


MONTHLY DEDUCTIONS

     Western Reserve deducts the charges listed below from your Cash Value as of the Effective Date and on each Monthly Deduction Day. The deductions are made from the Subaccounts in the same proportion that the Subaccount Value in each Subaccount bears to the total Cash Value as of the Monthly Deduction Day. The monthly deduction consists of

          (1) a monthly Policy charge,

          (2) the monthly cost of insurance charge,

          (3) the cost of any supplemental benefits provider by riders, and

          (4) a factor representing the mortality and expense risk charge.

     MONTHLY POLICY CHARGE. During the first Policy Year, the monthly Policy charge is $16.50 per month. During subsequent Policy Years, the monthly Policy charge currently is $4 per month and is guaranteed not to exceed $10 per month. The monthly Policy charge is paid to Western Reserve for performing administrative services relating to the Policy.

     MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge compensates Western Reserve for the anticipated cost of paying the amount of the Life Insurance Benefit that exceeds your Cash Value upon the death of the Insured. The cost of insurance charge is calculated monthly, and depends on a number of variables that cause the charge to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. The cost of insurance charge is calculated for the Face Amount at issue and for any increase in Face Amount. The monthly cost of insurance charge is equal to (1) multiplied by the result of (2) minus (3), where:

        (1) is the monthly cost of insurance rate per $1,000 of insurance;

        (2) is the number of thousands of Life Insurance Benefit for the Policy (as defined in the applicable Option 1, Option 2 or Option 3) divided by 1.0032737; and

        (3) is the number of thousands of Cash Value as of the Monthly Deduction Day (before this cost of insurance, and after the mortality and expense risk charge, any applicable Policy charge and the cost of any riders are subtracted).

     The monthly cost of insurance rate for a Policy is based on the sex, Attained Age, risk class, and number of years that the Policy or increment of Face Amount has been in force. Western Reserve reviews monthly cost of insurance rates on an ongoing basis (at least once every year) based on its expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for Insureds of the same class as defined by sex, Attained Age, risk class, and Policy duration. Western Reserve guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the Guaranteed Maximum Cost of Insurance Rates set forth in the Policy.

     In connection with the cost of insurance rates guaranteed in the Policy, Western Reserve places Insureds into standard tobacco and standard non-tobacco risk classes. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Tobacco or Non-Tobacco Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. In connection with current cost of insurance rates, Western Reserve places Insureds into the following risk classes: age, sex, tobacco habit and health status, medical issue, simplified issue and guaranteed issue.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are less than or equal to rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and tobacco status in a substandard class.

     Western Reserve does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Western Reserve may offer Policies with unisex mortality tables to such prospective purchasers.

     SUPPLEMENTAL BENEFIT (RIDER) CHARGES. If any additional benefits are added to your Policy, Western Reserve will deduct charges for these benefits as part of the monthly deduction.


     MORTALITY AND EXPENSE RISK CHARGE. Western Reserve deducts a monthly charge from the Cash Value to compensate it for mortality and expense risks that it assumes under the Policy. For Policies issued on or after May 1, 2001, the monthly charge is equivalent to an effective annual rate of 0.60% in Policy Years 1-20, and an effective annual rate of 0.20% in Policy Years 21+. Different charges apply to Policies issued prior to May 1, 2001. The charge is calculated as a percentage of the average Cash Value on each Valuation Day during the Policy Month preceding the Monthly Deduction Day. The guaranteed rate for this charge is equivalent to an effective annual rate of 0.90% in all Policy Years.


     The mortality risk that Western Reserve assumes is the risk that Insureds, as a group, will live for a shorter period of time than Western Reserve estimated when it established the guaranteed costs of insurance rates in the Policy. Because of these guarantees, each Owner is assured that the morbidity of a particular Insured will not have an adverse effect on the Life Insurance Benefit Proceeds that a Beneficiary would receive. The expense risk that Western Reserve assumes is the risk that the monthly Policy charge (and any transfer charge imposed) may be insufficient to cover the actual expenses of administering the Policies. Western Reserve may make a profit from the mortality and expense risk charge, and may use such profit for any lawful purpose including paying distribution expenses.

ADMINISTRATIVE CHARGES

     PARTIAL WITHDRAWAL CHARGE. After the first Policy Year, you may apply for a partial withdrawal. On each partial withdrawal, Western Reserve imposes a processing charge equal to the lesser of $25 or 2% of the amount requested. Western Reserve deducts this charge on a pro-rata basis from the Subaccounts unless you provide other instructions.

     TRANSFER CHARGE. The first 12 transfers during each Policy Year are free. Western Reserve reserves the right to assess a transfer charge of $25 for each transfer in excess of 12 during a Policy Year. For the purposes of assessing the transfer charge, each written request of transfer is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Western Reserve deducts the transfer charge from the amount being transferred. Transfers due to automatic asset rebalancing, loans or the expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. See the prospectuses for the Portfolios and the Summary of this prospectus for further information on these fees and expenses.

                      OTHER POLICY PROVISIONS AND BENEFITS

OWNERSHIP

     GENERAL. The Policy belongs to the Owner named in the application. An Owner may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner.

     CHANGING THE OWNER. The Owner may change the Owner by providing written notice to Western Reserve at any time while the Insured is alive and the Policy is in force. A change of ownership is effective as of the date that the written notice is signed; however, Western Reserve is not liable for payments it makes before it receives a written notice of a change in ownership. Changing the Owner does not automatically change the Beneficiary. A change in Owner may have significant tax consequences. You should consult a tax advisor before changing an Owner.

     SELECTING THE BENEFICIARY. The Owner designates the Beneficiary in the application. Any Beneficiary designation is revocable unless otherwise stated in the designation. Where more than one Beneficiary is designated, each Beneficiary shares in any Life Insurance Benefit Proceeds equally unless the Beneficiary designation states otherwise.

     CHANGING THE BENEFICIARY. The Owner may change the Beneficiary by providing a written notice to Western Reserve at any time while the Insured is alive and the Policy is in force. Any change of Beneficiary is effective as of the date the written notice is signed by the Owner but Western Reserve is not liable for any payments it makes under the Policy prior to the time it receives written notice of any Beneficiary change.

ASSIGNMENT

     While the Insured is living, the Owner may assign his or her rights under this Policy. Western Reserve is not bound by the assignment unless it receives a duplicate of the original assignment at the Administrative Office. Western Reserve is not responsible for the validity or sufficiency of any assignment and is not liable for any payment it makes before receipt of the duplicate original assignment. The Owner will maintain any rights of ownership that have not been assigned. An assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in one sum. Any claim under any assignment is subject to proof of interest and the extent of the assignment. An assignment is subject to any Loan Amount.

WESTERN RESERVE'S RIGHT TO CONTEST THE POLICY

     Western Reserve has the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. Western

Reserve also has the right to contest the validity of any increase of Face Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, Western Reserve relies on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, Western Reserve considers statements made in the application(s) to be representations and not warranties.

     In the absence of fraud, Western Reserve cannot bring any legal action to contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the Effective Date, or if reinstated, for two years from the date of reinstatement. Likewise, Western Reserve cannot contest any increase in coverage effective after the Effective Date, or any reinstatement thereof, after such increase or reinstatement has been in force during the lifetime of the Insured for two years from its effective date.

SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Effective Date, Western Reserve's liability is limited to an amount equal to the premiums paid, less any indebtedness and less any partial withdrawals paid. Western Reserve will pay this amount to the Beneficiary in one sum.

     If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Face Amount or additional coverage rider, Western Reserve's liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Insured has been stated incorrectly in the application or any supplemental application, Western Reserve will adjust the Life Insurance Benefit and any benefits provided by rider or endorsement it pays under this Policy to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance and the cost of any benefits provided by rider or endorsement. If the age of the Insured has been overstated or understated, Western Reserve will calculate future monthly deductions using the cost of insurance (and the cost of benefits provided by rider or endorsement) based on the Insured's correct age and sex.

MODIFICATION OF THE POLICY

     Only the President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of Western Reserve's rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind Western Reserve by making any promise not contained in this Policy.

     Upon notice to the Owner, Western Reserve may modify the Policy to:

        1. conform the Policy, Western Reserve's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Western Reserve or the Separate Account is subject;

        2. assure continued qualification of the Policy as a life insurance contract under the Code; or

        3. reflect a change (permitted by the Policy) in the Separate Account's operation.

     In the event of any such modification, Western Reserve will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PAYMENTS BY WESTERN RESERVE

     Western Reserve usually pays the amounts of any surrender, partial withdrawals, Life Insurance Benefit Proceeds, or settlement options within seven business days after receipt of all applicable written notices and/or due proofs of death. However, Western Reserve can postpone such payments if:

        1. the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

        2. the SEC permits, by an order, the postponement for the protection of Owners; or

        3. the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, Western Reserve has the right to defer payment of surrenders, partial withdrawals, Life Insurance Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

REPORTS TO OWNERS

     Within 30 days after each Policy Anniversary, or more often as required by law, Western Reserve will mail to Owners at their last known address a report showing the following items as of the end of the report period:

        1.  the period covered by the report;

        2.  the current Cash Value and Net Cash Value;

        3.  the current Subaccount Values, and Loan Account Value;

        4.  the current Loan Amount;

        5. any premium payments, partial withdrawals, or surrenders made, Life Insurance Benefit Proceeds paid and charges deducted since the last report;

        6.  current Net Premium allocations; and

        7.  any other information required by law.

     Owners may request additional copies of reports from Western Reserve, but Western Reserve reserves the right to charge a fee for such additional copies. In addition, Western Reserve will send written confirmations of premium payments and other financial transactions requested by Owners. Owners will also be sent copies of the annual and semi-annual report to shareholders for each Portfolio in which they are indirectly invested.

CLAIMS OF CREDITORS

     Except as described in the Assignment section above, payments Western Reserve makes under the Policy are, to the extent permitted by law, exempt from the claims, attachments, or levies of any creditors.

DIVIDENDS

     The Policy is a non-participating policy on which no dividends are payable.

SUPPLEMENTAL BENEFITS AND/OR RIDERS

     The following supplemental benefits and/or riders are available and may be added to a Policy. Monthly charges for these benefits and/or riders are deducted from Cash Value as part of the monthly deduction. The supplemental benefits and/or riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     Term Insurance Rider. The Term Insurance Rider provides term insurance coverage for the Insured on a basis different from the coverage provided under the Policy. The Term Insurance Rider may be purchased at the time of application for the Policy or after the Policy is issued. The Term Insurance Rider increases the death benefit provided under the Policy by the Face Amount of the rider. The Term Insurance Rider terminates at age 100. Owners may reduce or cancel coverage under the Term Insurance Rider separately from reducing the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be decreased, subject to certain minimums, without reducing the coverage under the Term Insurance Rider.

     Western Reserve reserves the right to discontinue the availability of any riders for new Policies at any time, and also reserves the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Consult counsel or other competent tax advisors for more complete information. This discussion is based upon Western Reserve's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, Western Reserve believes that Policies issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, Western Reserve may take appropriate steps to bring the Policy into compliance with such requirements and Western Reserve reserves the right to modify the Policy as necessary in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility of Owners to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While Western Reserve believes that the Policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent the Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. Western Reserve believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, an Owner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

     The tax consequences of loans from or secured by a Policy that is not a modified endowment contract are uncertain. You should consult a tax advisor before taking out a Policy loan.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOAN INTEREST. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by Western Reserve (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. If the Policy continues in force beyond the Insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to those consequences.

     OTHER POLICY OWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the Administration has recently proposed legislation that would further affect life insurance owned by businesses and non-natural person. Any business or non-natural person contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES

     At the present time, Western Reserve makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the policies. Western Reserve reserves the right to charge the Subaccounts for any future taxes or economic burden Western Reserve may incur.

            OTHER INFORMATION ABOUT THE POLICIES AND WESTERN RESERVE

SALE OF THE POLICIES


     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG was incorporated under Pennsylvania law March 12, 1986 and is located at 4425 North River Boulevard, NE, Cedar Rapids, IA 52402, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. More information about AFSG is available at http:/www.nasdr.com or by calling 1-800-289-9999. The maximum sales commission payable to our agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001 it is not expected to be greater than: Premiums received up to Target Premium: 20% in Policy Year 1, 12% in Policy Year 2, 7% in Policy Years 3-5, 4.80% in Policy Years 6-7 and 2.40% in Policy Years 8+. Premiums received in excess of Target
Premium: 3.20% in Policy Years 1-7 and 2.40% in Policy Years 8+. We will pay an additional sales commission of 0.10% of the Cash Value in the Subaccounts in all Policy Years. Different commissions apply for Policies issued prior to May 1, 2001. In addition, certain production, persistency and managerial bonuses, trips prizes and awards may be paid. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services.



     We intend to recoup commissions and other sales expenses through the fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Separate Account.



     We offer Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


VOTING PRIVILEGES

     Western Reserve is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Portfolios. However, as required by law, Western Reserve votes Portfolio shares held in the Subaccounts at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts.

     The number of votes that an Owner has the right to instruct is calculated separately for each Subaccount, and may include fractional votes. While the Insured is still living and the Policy is in force, an Owner holds a voting interest in each Subaccount to which Net Premiums are allocated. For each Owner, the number of votes attributable to a Subaccount is determined by dividing the Owner's Subaccount Value by the net asset value per share of the Portfolio in which that Subaccount invests. The net asset value per share of each Portfolio is the value for each share of a Portfolio on any Valuation Day. The method of computing the net asset value per share is described in the prospectuses for the Portfolios.

     The number of votes available to an Owner or person receiving payments under the Policy is determined as of the date coinciding with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Owner or other person having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.

     Portfolio shares as to which no timely instructions are received and shares held by Western Reserve in a Subaccount as to which no Owner or other person has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Certain actions affecting the Separate Account may require Owner approval. In that case, an Owner will be entitled to vote in proportion to his or her Subaccount Value.

     Western Reserve may, if required by state insurance regulators, disregard voting instructions if such instructions would require Portfolio shares to be voted so as to cause a change in sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment management agreement or an investment advisory agreement. In addition, Western Reserve may under certain circumstances disregard voting instructions that would require changes in an investment management agreement, investment manager, an investment advisory agreement or an investment adviser of a Portfolio, provided that Western Reserve reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Western Reserve ever disregards voting instructions, you will be advised of that action and of the reasons for such action in the next semi-annual report for the appropriate Portfolio.

WESTERN RESERVE'S DIRECTORS AND OFFICERS



     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.



                              BOARD OF DIRECTORS**




                                                                           PRINCIPAL OCCUPATION DURING PAST
          NAME AND ADDRESS               POSITION WITH WESTERN RESERVE                 5 YEARS

  John R. Kenney                       Chairman of the Board and Chief     President (12/92 - 12/99),
  570 Carillon Parkway                 Executive Officer                   Director (7/93 - present) of
  St. Petersburg, Florida 33716                                            WRL; Chairman of the Board (3/93
                                                                           -present), President (3/93 -
                                                                           6/00) of Series Fund; Chairman
                                                                           of the Board (1990 - present) of
                                                                           IDEX Funds; Chairman of the
                                                                           Board (9/96 - present),
                                                                           President (9/97 - present) of
                                                                           ATFA; Chairman of the Board
                                                                           (9/96 - present), President
                                                                           (9/97 - present) of ATSI;
                                                                           Chairman of the Board, Director
                                                                           and Co-CEO (3/00 - present) of
                                                                           Great Cos.

  Jerome C. Vahl                       Director and President              Executive VP (6/98 - 12/99), VP
  570 Carillon Parkway                                                     (12/95 - 6/98), Assistant
  St. Petersburg, Florida 33716                                            VP(1994 - 1995) of WRL;
                                                                           Executive VP (9/00 - present) of
                                                                           IDEX Funds; Director (3/00 -
                                                                           present) of Great Cos., Director
                                                                           (11/99 - present) of ATSI and
                                                                           ATFA.

  Jack E. Zimmerman                    Director                            Trustee (1987 - present) of IDEX
  507 St. Michel Circle                                                    Funds; retired from Martin
  Kettering, Ohio 45429                                                    Marietta (1993).

  James R. Walker                      Director                            Self-employed public accountant
  3320 Office Park Dr.                                                     (1996 - present); Partner (1990
  Dayton, Ohio 45439                                                       -1995) of Walker-Davis C.P.A.'s,
                                                                           Dayton, Ohio.



**Western Reserve = WRL
   AEGON/Transamerica Series Fund, Inc. = Series Fund
   IDEX Mutual Funds = IDEX Funds
   AEGON/Transamerica Fund Advisers, Inc. = ATFA
   AEGON/Transamerica Services, Inc. = ATSI
   Great Companies, L.L.C. = Great Cos.

     The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).



                              PRINCIPAL OFFICERS**




                                                                           PRINCIPAL OCCUPATION DURING PAST
          NAME AND ADDRESS               POSITION WITH WESTERN RESERVE                 5 YEARS

  Alan M. Yaeger*                      Executive Vice President,           Executive VP (1993 - present) of
                                       Actuary and Chief Financial         Series Fund; Director (9/96 -
                                       Officer                             present) of ATFA; Director (9/96
                                                                           -present) of ATSI.

  Herb T. Collins*                     Executive Vice President            Executive VP (1996 - present),
                                                                           Chief Administrative Officer
                                                                           (1996 - 7/00) of WRL; VP,
                                                                           Administration (1986 - 1996) of
                                                                           Monumental Life Insurance
                                                                           Company.

  William H. Geiger*                   Senior Vice President, Secretary,   Senior VP, Secretary, Corporate
                                       Corporate Counsel and Group Vice    Counsel, and Group VP --
                                       President -- Compliance             Compliance (1998 - present);
                                                                           Senior VP, Secretary, General
                                                                           Counsel and Group VP --
                                                                           Compliance (1996 - 1998), Senior
                                                                           VP, Secretary, and General
                                                                           Counsel (1990 - 1996) of WRL;
                                                                           Group VP -- Compliance and
                                                                           Corporate Counsel (1996 -
                                                                           present) of AUSA Life Insurance
                                                                           Company, Inc., Bankers United
                                                                           Life Assurance Company, Life
                                                                           Investors Insurance Company of
                                                                           America, Monumental Life
                                                                           Insurance Company and
                                                                           Transamerica Life Insurance
                                                                           Company.***

  Allan J. Hamilton*                   Vice President, Treasurer and       VP and Controller (8/87 -
                                       Controller                          present), Treasurer (2/97 -
                                                                           present) of WRL; Treasurer and
                                                                           Chief Financial Officer (2/97 -
                                                                           present) of Series Fund; VP and
                                                                           Controller (3/99 - present) of
                                                                           ATFA.

  Terry L. Garvin*                     Senior Vice President and Chief     Senior VP and Chief Marketing
                                       Marketing Officer                   Officer (9/00 - present), VP and
                                                                           Chief Marketing Officer (12/95 -
                                                                           9/00) of WRL.



  *Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.



 **Western Reserve = WRL
     AEGON/Transamerica Series Fund, Inc. = Series Fund
     IDEX Mutual Funds = IDEX Funds
     AEGON/Transamerica Fund Advisers, Inc. = ATFA
     AEGON/Transamerica Services, Inc. = ATSI
     Great Companies, L.L.C. = Great Cos.



***Transamerica Life Insurance Company previously was known as PFL Life
   Insurance Company. Each of the companies listed for the position held by Mr. Geiger from 1996 to the present is a subsidiary of AEGON USA, Inc.


                                                                           PRINCIPAL OCCUPATION DURING PAST
          NAME AND ADDRESS               POSITION WITH WESTERN RESERVE                 5 YEARS

  Carolyn M. Johnson*                  Senior Vice President and Chief     Senior VP and Chief Operations
                                       Operations Officer                  Officer (9/00 - present), VP
                                                                           (3/98 - 9/00) of WRL; VP (8/98 -
                                                                           present) of Life Investors
                                                                           Insurance Company of America; VP
                                                                           (6/98 - present) of Peoples
                                                                           Benefit Life Insurance Company;
                                                                           VP (11/97 - present) of
                                                                           Transamerica Life Insurance
                                                                           Company (formerly, PFL Life
                                                                           Insurance Company); VP (2/00 -
                                                                           present) of Transamerica
                                                                           Occidental Life Insurance
                                                                           Company; (2/00 - present) of
                                                                           Transamerica Life Insurance and
                                                                           Annuity Company; VP (12/97 -
                                                                           present), Responsible Officer
                                                                           (9/99 - present), Illustration
                                                                           Actuary (9/99 - 11/00) of
                                                                           Monumental Life Insurance
                                                                           Company.

  Thomas R. Moriarty*                  Senior Vice President               VP (6/93 - 12/99) of WRL;
                                                                           Director, President and CEO
                                                                           (11/99 - present) of AEGON Asset
                                                                           Management Services, Inc.;
                                                                           Executive VP, Treasurer and
                                                                           Principal Financial Officer
                                                                           (9/00 - present) of IDEX Funds;
                                                                           VP (6/99 - present) of AFSG
                                                                           Securities Corporation; Chairman
                                                                           of the Board, CEO and President
                                                                           (7/99 - present), Senior VP
                                                                           (6/91 - 7/99) of
                                                                           InterSecurities, Inc.

  Thomas E. Pierpan*                   Senior Vice President, General      Senior VP and General Counsel
                                       Counsel and Assistant Secretary     (12/99 - present), VP (12/93 -
                                                                           12/99), Counsel (4/95 - 1/97),
                                                                           Associate General Counsel (1/97
                                                                           -12/99), Assistant VP (11/92 -
                                                                           12/93) of WRL; VP (3/95 -
                                                                           present), Assistant Secretary
                                                                           (3/95 - 12/97 and 12/99 -
                                                                           present), Associate General
                                                                           Counsel and Secretary (12/97 -
                                                                           12/99) of Series Fund.



*Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.


                                                                           PRINCIPAL OCCUPATION DURING PAST
          NAME AND ADDRESS               POSITION WITH WESTERN RESERVE                 5 YEARS

  Tim Stonehocker*                     Senior VP                           Senior VP, WMA Business Unit
                                                                           (2000 - present); President
                                                                           (1997 - 2000) of Academy Life
                                                                           Insurance Company; VP (1997 -
                                                                           present) of Life Investors
                                                                           Insurance Company of America; VP
                                                                           (1997 - present) of Bankers
                                                                           United Life Assurance Company;
                                                                           VP (1997 - present) of
                                                                           Transamerica Life Insurance
                                                                           Company (formerly, PFL Life
                                                                           Insurance Company)



*Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.



     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.


ADDITIONAL INFORMATION

     A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS


     The financial statements of WRL Series Life Corporate Account as of December 31, 2000 and for the year then ended, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



     The statutory-basis financial statements and schedules of Western Reserve at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which, as to the statutory-basis balance sheet at December 31, 1999, is based in part on the report of PricewaterhouseCoopers LLP, independent auditors. The financial statements and schedules referred to above are included in reliance upon such reports, given on the authority of such firms as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Matthew A. Monson whose opinion is filed as an exhibit to the registration statement.


LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

LEGAL PROCEEDINGS


     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Separate Account, on AFSG's ability to perform under its principal Underwriting Agreement, or Western Reserve's ability to meet its obligations under the Policy.


FINANCIAL STATEMENTS


     The financial statements and schedules of Western Reserve and the financial statements of the Separate Account appear on the following pages. The financial statements and schedules of Western Reserve should be distinguished from financial statements of the Separate Account and should be considered only as bearing upon Western Reserve's ability to meet its obligations under the Policies.



     Western Reserve's financial statements and schedules as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

INDEX TO FINANCIAL STATEMENTS


WRL SERIES LIFE CORPORATE ACCOUNT



Report of Independent Auditors dated February 2, 2001



Balance Sheets at December 31, 2000



Statements of Operations for the year ended December 31, 2000



Statements of Changes in Contract Owners' Equity for the year ended December 31, 2000



Notes to Financial Statements



Western Reserve Life Assurance Co. of Ohio



REPORT OF INDEPENDENT AUDITORS DATED FEBRUARY 15, 2001



Statutory-Basis Balance Sheets at December 31, 2000 and 1999



Statutory-Basis Statements of Operations for the years ended December 31, 2000, 1999 and 1998



Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2000, 1999 and 1998



Statutory-Basis Statements of Cash Flow for the years ended December 31, 2000, 1999 and 1998



Notes to Statutory-Basis Financial Statements



Statutory-Basis Financial Statement Schedules

                      (This page intentionally left blank)

                              FINANCIAL STATEMENTS

                      WRL SERIES LIFE CORPORATE ACCOUNT --
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                          YEAR ENDED DECEMBER 31, 2000
                      WITH REPORT OF INDEPENDENT AUDITORS

                      WRL SERIES LIFE CORPORATE ACCOUNT --
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2000

                                    CONTENTS

Report of Independent Auditors..............................      1
Financial Statements
Balance Sheets..............................................      2
Statements of Operations....................................      6
Statements of Changes in Contract Owners' Equity............      8
Notes to Financial Statements...............................     10

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying balance sheets of certain subaccounts of WRL Series Life Corporate Account (comprised of the Small Cap Index, Equity 500 Index, EAFE(R) Equity Index, Growth Opportunities, Contrafund(R), Growth, High Income, Money Market, Short-Term Bond, Total Return Bond, StocksPLUS Growth and Income, INVESCO VIF -- Blue Chip Growth, INVESCO VIF -- Dynamics, INVESCO VIF - Health Sciences, INVESCO VIF -- Small Company Growth, INVESCO VIF -- Technology, INVESCO VIF -- Telecommunications, T. Rowe Price Equity Income, T. Rowe Price International Stock, Janus Aspen Growth, Janus Aspen Capital Appreciation, and Janus Aspen Worldwide Growth subaccounts), which are available for investment by contract owners of WRL Series Life Corporate Account, as of December 31, 2000, and the related statements of operations and changes in contract owners' equity for the years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2000, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of WRL Series Life Corporate Account at December 31, 2000, and the results of their operations and changes in their contract owners' equity for the years then ended in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa
February 2, 2001

                      WRL SERIES LIFE CORPORATE ACCOUNT --
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                                 BALANCE SHEETS
                               DECEMBER 31, 2000

                                                              EAFE(R)
                                   SMALL CAP    EQUITY 500     EQUITY        GROWTH                                       HIGH
                                     INDEX        INDEX        INDEX      OPPORTUNITIES   CONTRAFUND(R)     GROWTH       INCOME
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                   ----------   ----------   ----------   -------------   -------------   ----------   ----------
ASSETS
Cash.............................   $     --    $       --    $    --        $   --          $    --       $     --    $       --
Investments in mutual funds, at
  current market value:
  Deutsche Asset Management VIT
    Funds:
    Small Cap Index Fund.........    154,876            --         --            --               --             --            --
    Equity 500 Index Fund........         --     1,144,765         --            --               --             --            --
    EAFE(R) Equity Index Fund....         --            --     22,757            --               --             --            --
  Fidelity Variable Insurance
    Products Funds:
    Growth Opportunities
      Portfolio..................         --            --         --            --               --             --            --
    Contrafund(R) Portfolio......         --            --         --            --           80,720             --            --
    Growth Portfolio.............         --            --         --            --               --        422,485            --
    High Income Portfolio........         --            --         --            --               --             --     1,014,734
    Money Market Portfolio.......         --            --         --            --               --             --            --
  PIMCO Variable Insurance Trust:
    Short-Term Bond Portfolio....         --            --         --            --               --             --            --
    Total Return Bond
      Portfolio..................         --            --         --            --               --             --            --
    StocksPLUS Growth and Income
      Portfolio..................         --            --         --            --               --             --            --
  INVESCO Variable Investment
    Funds, Inc.:
    INVESCO VIF -- Blue Chip
      Growth Fund................         --            --         --            --               --             --            --
    INVESCO VIF -- Dynamics
      Fund.......................         --            --         --            --               --             --            --
    INVESCO VIF -- Health
      Sciences Fund..............         --            --         --            --               --             --            --
    INVESCO VIF -- Small Company
      Growth Fund................         --            --         --            --               --             --            --
    INVESCO VIF -- Technology
      Fund.......................         --            --         --            --               --             --            --
    INVESCO
      VIF -- Telecommunications
      Fund.......................         --            --         --            --               --             --            --
  T. Rowe Price Equity Series,
    Inc.:
    T. Rowe Price Equity Income
      Portfolio..................         --            --         --            --               --             --            --
  T. Rowe Price International
    Series, Inc.:
    T. Rowe Price International
      Stock Portfolio............         --            --         --            --               --             --            --
  Janus Aspen Series:
    Janus Aspen Growth
      Portfolio..................         --            --         --            --               --             --            --
    Janus Aspen Capital
      Appreciation Portfolio.....         --            --         --            --               --             --            --
    Janus Aspen Worldwide Growth
      Portfolio..................         --            --         --            --               --             --            --
                                    --------    ----------    -------        ------          -------       --------    ----------
Total investments in mutual
  funds..........................    154,876     1,144,765     22,757            --           80,720        422,485     1,014,734
                                    --------    ----------    -------        ------          -------       --------    ----------
Total Assets.....................   $154,876    $1,144,765    $22,757        $   --          $80,720       $422,485    $1,014,734
                                    ========    ==========    =======        ======          =======       ========    ==========
LIABILITIES AND CONTRACT OWNERS'
  EQUITY
Liabilities:
  Contract terminations
    payable......................   $      1    $       --    $    --        $   --          $    --       $     --    $       --
                                    --------    ----------    -------        ------          -------       --------    ----------
Total Liabilities................          1            --         --            --               --             --            --
                                    ========    ==========    =======        ======          =======       ========    ==========
Contract Owners' Equity:
  Deferred annuity contracts
    terminable by owners.........    154,875     1,144,765     22,757            --           80,720        422,485     1,014,734
                                    --------    ----------    -------        ------          -------       --------    ----------
Total Liabilities and Contract
  Owners' Equity.................   $154,876    $1,144,765    $22,757        $   --          $80,720       $422,485    $1,014,734
                                    ========    ==========    =======        ======          =======       ========    ==========

See accompanying notes.

                                                                                                      INVESCO
                                 TOTAL      STOCKSPLUS     INVESCO                       INVESCO     VIF--SMALL
       MONEY      SHORT-TERM     RETURN     GROWTH AND    VIF--BLUE       INVESCO      VIF--HEALTH    COMPANY
       MARKET        BOND         BOND        INCOME     CHIP GROWTH   VIF--DYNAMICS    SCIENCES       GROWTH
     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
     ----------   ----------   ----------   ----------   -----------   -------------   -----------   ----------
      $      9     $      6     $     92     $    --      $     --       $     --        $    --      $     --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
       305,867           --           --          --            --             --             --            --
            --      150,715           --          --            --             --             --            --
            --           --      621,221          --            --             --             --            --
            --           --           --      63,089            --             --             --            --
            --           --           --          --       351,558             --             --            --
            --           --           --          --            --        404,985             --            --
            --           --           --          --            --             --         39,493            --
            --           --           --          --            --             --             --       305,935
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
            --           --           --          --            --             --             --            --
      --------     --------     --------     -------      --------       --------        -------      --------
       305,867      150,715      621,221      63,089       351,558        404,985         39,493       305,935
      --------     --------     --------     -------      --------       --------        -------      --------
      $305,876     $150,721     $621,313     $63,089      $351,558       $404,985        $39,493      $305,935
      ========     ========     ========     =======      ========       ========        =======      ========
      $     --     $     --     $     --     $   152      $     --       $      8        $    --      $      1
      --------     --------     --------     -------      --------       --------        -------      --------
            --           --           --         152            --              8             --             1
      ========     ========     ========     =======      ========       ========        =======      ========
       305,876      150,721      621,313      62,937       351,558        404,977         39,493       305,934
      --------     --------     --------     -------      --------       --------        -------      --------
      $305,876     $150,721     $621,313     $63,089      $351,558       $404,985        $39,493      $305,935
      ========     ========     ========     =======      ========       ========        =======      ========

                      WRL SERIES LIFE CORPORATE ACCOUNT --
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                         BALANCE SHEETS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                                                                T. ROWE
                                                                                T. ROWE          PRICE
                                           INVESCO         INVESCO VIF--      PRICE EQUITY   INTERNATIONAL   JANUS ASPEN
                                       VIF--TECHNOLOGY   TELECOMMUNICATIONS      INCOME          STOCK         GROWTH
                                         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                       ---------------   ------------------   ------------   -------------   -----------
ASSETS
Cash.................................      $    --            $     --          $    421       $     --        $     1
Investments in mutual funds, at
  current market value:
  Deutsche Asset Management VIT
    Funds:
    Small Cap Index Fund.............           --                  --                --             --             --
    Equity 500 Index Fund............           --                  --                --             --             --
    EAFE(R) Equity Index Fund........           --                  --                --             --             --
  Fidelity Variable Insurance
    Products Funds:
    Growth Opportunities Portfolio...           --                  --                --             --             --
    Contrafund(R) Portfolio..........           --                  --                --             --             --
    Growth Portfolio.................           --                  --                --             --             --
    High Income Portfolio............           --                  --                --             --             --
    Money Market Portfolio...........           --                  --                --             --             --
  PIMCO Variable Insurance Trust:
    Short-Term Bond Portfolio........           --                  --                --             --             --
    Total Return Bond Portfolio......           --                  --                --             --             --
    StocksPLUS Growth and Income
      Portfolio......................           --                  --                --             --             --
  INVESCO Variable Investment Funds,
    Inc.:
    INVESCO VIF -- Blue Chip Growth
      Fund...........................           --                  --                --             --             --
    INVESCO VIF -- Dynamics Fund.....           --                  --                --             --             --
    INVESCO VIF -- Health Sciences
      Fund...........................           --                  --                --             --             --
    INVESCO VIF -- Small Company
      Growth Fund....................           --                  --                --             --             --
    INVESCO VIF -- Technology Fund...       95,002                  --                --             --             --
    INVESCO VIF -- Telecommunications
      Fund...........................           --             213,125                --             --             --
  T. Rowe Price Equity Series, Inc.:
    T. Rowe Price Equity Income
      Portfolio......................           --                  --           179,576             --             --
  T. Rowe Price International Series,
    Inc.:
    T. Rowe Price International Stock
      Portfolio......................           --                  --                --        111,444             --
  Janus Aspen Series:
    Janus Aspen Growth Portfolio.....           --                  --                --             --         32,426
    Janus Aspen Capital Appreciation
      Portfolio......................           --                  --                --             --             --
    Janus Aspen Worldwide Growth
      Portfolio......................           --                  --                --             --             --
                                           -------            --------          --------       --------        -------
Total investments in mutual funds....       95,002             213,125           179,576        111,444         32,426
                                           -------            --------          --------       --------        -------
Total Assets.........................      $95,002            $213,125          $179,997       $111,444        $32,427
                                           =======            ========          ========       ========        =======
LIABILITIES AND CONTRACT OWNERS'
  EQUITY
Liabilities:
  Contract terminations payable......      $    --            $      1          $     --       $      1        $    --
                                           -------            --------          --------       --------        -------
Total Liabilities....................           --                   1                --              1             --
                                           =======            ========          ========       ========        =======
Contract Owners' Equity:
  Deferred annuity contracts
    terminable by owners.............       95,002             213,124           179,997        111,443         32,427
                                           -------            --------          --------       --------        -------
Total Liabilities and Contract
  Owners' Equity.....................      $95,002            $213,125          $179,997       $111,444        $32,427
                                           =======            ========          ========       ========        =======


                                       JANUS ASPEN    JANUS ASPEN
                                         CAPITAL       WORLDWIDE
                                       APPRECIATION     GROWTH
                                        SUBACCOUNT    SUBACCOUNT
                                       ------------   -----------
ASSETS
Cash.................................    $     --      $     --
Investments in mutual funds, at
  current market value:
  Deutsche Asset Management VIT
    Funds:
    Small Cap Index Fund.............          --            --
    Equity 500 Index Fund............          --            --
    EAFE(R) Equity Index Fund........          --            --
  Fidelity Variable Insurance
    Products Funds:
    Growth Opportunities Portfolio...          --            --
    Contrafund(R) Portfolio..........          --
    Growth Portfolio.................          --            --
    High Income Portfolio............          --            --
    Money Market Portfolio...........          --            --
  PIMCO Variable Insurance Trust:
    Short-Term Bond Portfolio........          --            --
    Total Return Bond Portfolio......          --            --
    StocksPLUS Growth and Income
      Portfolio......................          --            --
  INVESCO Variable Investment Funds,
    Inc.:
    INVESCO VIF -- Blue Chip Growth
      Fund...........................          --            --
    INVESCO VIF -- Dynamics Fund.....          --            --
    INVESCO VIF -- Health Sciences
      Fund...........................          --            --
    INVESCO VIF -- Small Company
      Growth Fund....................          --            --
    INVESCO VIF -- Technology Fund...          --            --
    INVESCO VIF -- Telecommunications
      Fund...........................          --            --
  T. Rowe Price Equity Series, Inc.:
    T. Rowe Price Equity Income
      Portfolio......................          --            --
  T. Rowe Price International Series,
    Inc.:
    T. Rowe Price International Stock
      Portfolio......................          --            --
  Janus Aspen Series:
    Janus Aspen Growth Portfolio.....          --            --
    Janus Aspen Capital Appreciation
      Portfolio......................     818,084            --
    Janus Aspen Worldwide Growth
      Portfolio......................          --       818,514
                                         --------      --------
Total investments in mutual funds....     818,084       818,514
                                         --------      --------
Total Assets.........................    $818,084      $818,514
                                         ========      ========
LIABILITIES AND CONTRACT OWNERS'
  EQUITY
Liabilities:
  Contract terminations payable......    $     28      $     14
                                         --------      --------
Total Liabilities....................          28            14
                                         ========      ========
Contract Owners' Equity:
  Deferred annuity contracts
    terminable by owners.............     818,056       818,500
                                         --------      --------
Total Liabilities and Contract
  Owners' Equity.....................    $818,084      $818,514
                                         ========      ========

See accompanying notes.

                      (This page intentionally left blank)

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

                                    SMALL CAP    EQUITY 500     EAFE(R)         GROWTH
                                      INDEX        INDEX      EQUITY INDEX   OPPORTUNITIES   CONTRAFUND(R)     GROWTH
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                    ----------   ----------   ------------   -------------   -------------   ----------
NET INVESTMENT INCOME (LOSS)
Income:
 Dividends........................    $  803      $    656        $379           $  --           $   --       $     --
Expenses:
 Administrative, mortality and
   expense risk charges...........     1,184         8,523          43             442              692          4,239
                                      ------      --------        ----           -----           ------       --------
       Net investment income
        (loss)....................      (381)       (7,867)        336            (442)            (692)        (4,239)
NET REALIZED AND UNREALIZED
 CAPITAL GAIN (LOSS)
 FROM INVESTMENTS
Net realized capital gain (loss)
 from sales of investments:
 Proceeds from sales..............     1,013        19,368          --           6,744              606          2,149
 Cost of investments sold.........       990        20,229          --           7,299              596          2,053
                                      ------      --------        ----           -----           ------       --------
Net realized capital gain (loss)
 from sales of investments........        23          (861)         --            (555)              10             96
Net change in unrealized
 appreciation/ depreciation of
 investments:
 Beginning of period..............        --            --          --              --               --             --
 End of the period................     5,211       (26,231)        (29)             --              414        (16,186)
                                      ------      --------        ----           -----           ------       --------
   Net change in unrealized
     appreciation/depreciation of
     investments..................     5,211       (26,231)        (29)             --              414        (16,186)
                                      ------      --------        ----           -----           ------       --------
   Net realized and unrealized
     appreciation capital gain
     (loss) from investments......     5,234       (27,092)        (29)           (555)             424        (16,090)
                                      ------      --------        ----           -----           ------       --------
INCREASE (DECREASE) FROM
 OPERATIONS.......................    $4,853      $(34,959)       $307           $(997)          $ (268)      $(20,329)
                                      ======      ========        ====           =====           ======       ========


                                                                 SHORT-       TOTAL
                                                    MONEY         TERM        RETURN
                                    HIGH INCOME     MARKET        BOND         BOND
                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                    -----------   ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)
Income:
 Dividends........................    $    --     $   4,858     $ 3,065      $14,096
Expenses:
 Administrative, mortality and
   expense risk charges...........      4,258        13,178       1,181       10,070
                                      -------     ----------    -------      -------
       Net investment income
        (loss)....................     (4,258)       (8,320)      1,884        4,026
NET REALIZED AND UNREALIZED
 CAPITAL GAIN (LOSS)
 FROM INVESTMENTS
Net realized capital gain (loss)
 from sales of investments:
 Proceeds from sales..............      2,594     1,953,385       1,010       74,079
 Cost of investments sold.........      2,759     1,953,385       1,007       73,924
                                      -------     ----------    -------      -------
Net realized capital gain (loss)
 from sales of investments........       (165)           --           3          155
Net change in unrealized
 appreciation/ depreciation of
 investments:
 Beginning of period..............         --            --          --           --
 End of the period................       (463)           --        (209)      15,926
                                      -------     ----------    -------      -------
   Net change in unrealized
     appreciation/depreciation of
     investments..................       (463)           --        (209)      15,926
                                      -------     ----------    -------      -------
   Net realized and unrealized
     appreciation capital gain
     (loss) from investments......       (628)           --        (206)      16,081
                                      -------     ----------    -------      -------
INCREASE (DECREASE) FROM
 OPERATIONS.......................    $(4,886)    $  (8,320)    $ 1,678      $20,107
                                      =======     ==========    =======      =======

See accompanying notes.

                                                           INVESCO
                   INVESCO                    INVESCO       VIF --
    STOCKSPLUS   VIF -- BLUE    INVESCO       VIF --        SMALL       INVESCO
    GROWTH AND      CHIP         VIF --       HEALTH       COMPANY       VIF --       INVESCO VIF --     T. ROWE PRICE
      INCOME       GROWTH       DYNAMICS     SCIENCES       GROWTH     TECHNOLOGY   TELECOMMUNICATIONS   EQUITY INCOME
    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
    ----------   -----------   ----------   -----------   ----------   ----------   ------------------   -------------
     $  8,786     $  5,291      $    299      $   18       $ 9,536      $     65         $    309           $11,265
          925        2,718         7,818         297         3,303           795            2,597             4,432
     --------     --------      --------      ------       -------      --------         --------           -------
        7,861        2,573        (7,519)       (279)        6,233          (730)          (2,288)            6,833
       62,768       14,371        50,995         208        27,826           585            2,072            29,715
       73,290       15,795        50,447         172        29,887           511            1,870            29,639
     --------     --------      --------      ------       -------      --------         --------           -------
      (10,522)      (1,424)          548          36        (2,061)           74              202                76
            -            -             -           -             -             -                -                 -
      (11,166)     (42,382)       (3,010)      4,997         5,108       (10,548)         (36,572)            8,240
     --------     --------      --------      ------       -------      --------         --------           -------
      (11,166)     (42,382)       (3,010)      4,997         5,108       (10,548)         (36,572)            8,240
     --------     --------      --------      ------       -------      --------         --------           -------
      (21,688)     (43,806)       (2,462)      5,033         3,047       (10,474)         (36,370)            8,316
     --------     --------      --------      ------       -------      --------         --------           -------
     $(13,827)    $(41,233)     $ (9,981)     $4,754       $ 9,280      $(11,204)        $(38,658)          $15,149
     ========     ========      ========      ======       =======      ========         ========           =======


        T. ROWE
         PRICE                     JANUS ASPEN    JANUS ASPEN
     INTERNATIONAL   JANUS ASPEN     CAPITAL       WORLDWIDE
         STOCK         GROWTH      APPRECIATION     GROWTH
      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
     -------------   -----------   ------------   -----------
        $ 4,131        $ 1,018       $  7,450      $ 33,655
            910            246         18,503        16,008
        -------        -------       --------      --------
          3,221            772        (11,053)       17,647
            783            204        204,098        84,857
            799            214        219,506        85,327
        -------        -------       --------      --------
            (16)           (10)       (15,408)         (470)
              -              -              -             -
         (8,029)        (2,791)       (65,727)     (105,239)
        -------        -------       --------      --------
         (8,029)        (2,791)       (65,727)     (105,239)
        -------        -------       --------      --------
         (8,045)        (2,801)       (81,135)     (105,709)
        -------        -------       --------      --------
        $(4,824)       $(2,029)      $(92,188)     $(88,062)
        =======        =======       ========      ========

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
                         YEARS ENDED DECEMBER 31, 2000

                                   SMALL CAP    EQUITY 500     EAFE(R)         GROWTH
                                     INDEX        INDEX      EQUITY INDEX   OPPORTUNITIES   CONTRAFUND(R)     GROWTH
                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                   ----------   ----------   ------------   -------------   -------------   -----------
OPERATIONS:
 Net investment income (loss)....   $   (381)   $   (7,867)    $   336         $  (442)        $  (692)      $ (4,239)
 Net realized capital gain
   (loss)........................         23          (861)         --            (555)             10             96
 Net change in unrealized
   appreciation/depreciation of
   investments...................      5,211       (26,231)        (29)             --             414        (16,186)
                                    --------    ----------     -------         -------         -------       --------
 Increase (decrease) from
   operations....................   $  4,853    $  (34,959)    $   307         $  (997)        $  (268)      $(20,329)
                                    --------    ----------     -------         -------         -------       --------
CONTRACT TRANSACTIONS:
 Net contract purchase
   payments......................   $ 88,270    $  719,771     $22,068         $ 7,299         $44,136       $551,672
 Transfer payments from (to)
   other subaccounts or general
   account.......................     61,752       459,953         382          (6,302)         36,852       (108,858)
                                    --------    ----------     -------         -------         -------       --------
 Increase (decrease) from
   contract transactions.........   $150,022    $1,179,724     $22,450         $   997         $80,988       $442,814
                                    --------    ----------     -------         -------         -------       --------
 Net increase (decrease) in
   contract owners' equity.......   $154,875    $1,144,765     $22,757         $    --         $80,720       $422,485
CONTRACT OWNERS' EQUITY:
 Beginning of the period.........         --            --          --              --              --             --
                                    --------    ----------     -------         -------         -------       --------
 End of the period...............   $154,875    $1,144,765     $22,757         $    --         $80,720       $422,485
                                    ========    ==========     =======         =======         =======       ========


                                                    MONEY      SHORT-TERM   TOTAL RETURN
                                   HIGH INCOME     MARKET         BOND          BOND
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                   -----------   -----------   ----------   ------------
OPERATIONS:
 Net investment income (loss)....  $   (4,258)    $ (8,320)     $  1,884      $  4,026
 Net realized capital gain
   (loss)........................        (165)          --             3           155
 Net change in unrealized
   appreciation/depreciation of
   investments...................        (463)          --          (209)       15,926
                                   ----------     --------      --------      --------
 Increase (decrease) from
   operations....................  $   (4,886)    $ (8,320)     $  1,678      $ 20,107
                                   ----------     --------      --------      --------
CONTRACT TRANSACTIONS:
 Net contract purchase
   payments......................  $  860,622     $309,511      $ 88,270      $111,214
 Transfer payments from (to)
   other subaccounts or general
   account.......................     158,998        4,685        60,773       489,992
                                   ----------     --------      --------      --------
 Increase (decrease) from
   contract transactions.........  $1,019,620     $314,196      $149,043      $601,206
                                   ----------     --------      --------      --------
 Net increase (decrease) in
   contract owners' equity.......  $1,014,734     $305,876      $150,721      $621,313
CONTRACT OWNERS' EQUITY:
 Beginning of the period.........          --           --            --            --
                                   ----------     --------      --------      --------
 End of the period...............  $1,014,734     $305,876      $150,721      $621,313
                                   ==========     ========      ========      ========

See accompanying notes.

                   INVESCO                                INVESCO
     STOCKSPLUS     VIF --                   INVESCO       VIF --                                        T. ROWE        T. ROWE
       GROWTH        BLUE       INVESCO       VIF --       SMALL       INVESCO                            PRICE          PRICE
        AND          CHIP        VIF --       HEALTH      COMPANY       VIF --       INVESCO VIF --       EQUITY     INTERNATIONAL
       INCOME       GROWTH      DYNAMICS     SCIENCES      GROWTH     TECHNOLOGY   TELECOMMUNICATIONS     INCOME         STOCK
     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
     ----------   ----------   ----------   ----------   ----------   ----------   ------------------   ----------   -------------
      $  7,861     $  2,573     $ (7,519)    $  (279)     $  6,233     $   (730)        $ (2,288)        $  6,833       $  3,221
       (10,522)      (1,424)         548          36        (2,061)          74              202               76            (16)
       (11,166)     (42,382)      (3,010)      4,997         5,108      (10,548)         (36,572)           8,240         (8,029)
      --------     --------     --------     -------      --------     --------         --------         --------       --------
      $(13,827)    $(41,233)    $ (9,981)    $ 4,754      $  9,280     $(11,204)        $(38,658)        $ 15,149       $ (4,824)
      --------     --------     --------     -------      --------     --------         --------         --------       --------
      $ 54,419     $283,015     $483,782     $22,297      $236,985     $ 66,432         $111,485         $128,457       $ 66,202
        22,345      109,776      (68,824)     12,442        59,669       39,774          140,297           36,391         50,065
      --------     --------     --------     -------      --------     --------         --------         --------       --------
      $ 76,764     $392,791     $414,958     $34,739      $296,654     $106,206         $251,782         $164,848       $116,267
      --------     --------     --------     -------      --------     --------         --------         --------       --------
      $ 62,937     $351,558     $404,977     $39,493      $305,934     $ 95,002         $213,124         $179,997       $111,443
            --           --           --          --            --           --               --               --             --
      --------     --------     --------     -------      --------     --------         --------         --------       --------
      $ 62,937     $351,558     $404,977     $39,493      $305,934     $ 95,002         $213,124         $179,997       $111,443
      ========     ========     ========     =======      ========     ========         ========         ========       ========


       JANUS      JANUS ASPEN    JANUS ASPEN
       ASPEN        CAPITAL       WORLDWIDE
       GROWTH     APPRECIATION      GROWTH
     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
     ----------   ------------   ------------
      $    772      $(11,053)     $  17,647
           (10)      (15,408)          (470)
        (2,791)      (65,727)      (105,239)
      --------      --------      ---------
      $ (2,029)     $(92,188)     $ (88,062)
      --------      --------      ---------
      $ 22,068      $910,598      $ 849,559
        12,388          (354)        57,003
      --------      --------      ---------
      $ 34,456      $910,244      $ 906,562
      --------      --------      ---------
      $ 32,427      $818,056      $ 818,500
            --            --             --
      --------      --------      ---------
      $ 32,427      $818,056      $ 818,500
      ========      ========      =========

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     WRL Series Life Corporate Account (the "Separate Account") is a segregated investment account of Western Reserve Life Assurance Co. Of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

     The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of twenty-eight investment subaccounts, three of which are invested in specified portfolios of the Deutsche Asset Management VIT Funds, six of which are invested in specified portfolios of the Fidelity Variable Insurance Products Funds, three of which are invested in specified portfolios of the PIMCO Variable Insurance Trust, eight of which are invested in specified portfolios of the INVESCO Variable Investment Funds, Inc., three of which are invested in specified portfolios of the T. Rowe Price Equity Series, Inc., one of which is invested in the T. Rowe Price International Stock Portfolio of the T. Rowe Price International Series, Inc., and four of which are invested in specified portfolios of the Janus Aspen Series (each a "Series Fund" and collectively the "Series Funds"). Activity in these twenty-eight investment subaccounts is available to contract owners of the Variable Adjustable Life Insurance Policy, offered by Western Reserve.

     The Balanced subaccount, which invests in the Balanced Portfolio of the Fidelity Variable Insurance Products Funds, the INVESCO -- Financial Services and INVESCO -- Market Neutral subaccounts, which invest in corresponding portfolios of the INVESCO Variable Investment Funds, Inc., the T. Rowe Price Mid-Cap Growth and T. Rowe Price New America Growth subaccounts, which invest in corresponding portfolios of the T. Rowe Price Equity Series, Inc., and the Janus Aspen High-Yield subaccount, which invests in the Janus Aspen High-Yield Portfolio of the Janus Aspen Series, had no activity during the year ended December 31, 2000. The Separate Account had no activity prior to January 1, 2000.

INVESTMENTS

     Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2000.

     Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are credited or charged to contract owners' equity.

DIVIDEND INCOME

     Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2.  INVESTMENTS

     A summary of the mutual fund investments at December 31, 2000 follows:

                                     NUMBER OF     NET ASSET VALUE
                                    SHARES HELD       PER SHARE      MARKET VALUE      COST
                                    ------------   ---------------   ------------   ----------
DEUTSCHE ASSET MANAGEMENT VIT
  FUNDS:
  Small Cap Index Fund............   13,952.757        $11.10         $  154,876    $  149,665
  Equity 500 Index Fund...........   83,134.739         13.77          1,144,765     1,170,996
  EAFE(R) Equity Index Fund.......    2,042.794         11.14             22,757        22,786
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUNDS:
  Growth Opportunities
     Portfolio....................           --         17.74                 --            --
  Contrafund(R) Portfolio.........    3,400.148         23.74             80,720        80,306
  Growth Portfolio................    9,678.920         43.65            422,485       438,671
  High Income Portfolio...........  124,050.621          8.18          1,014,734     1,015,197
  Money Market Portfolio..........  305,867.250          1.00            305,867       305,867
PIMCO VARIABLE INSURANCE TRUST:
  Short-Term Bond Portfolio.......   15,056.403         10.01            150,715       150,924
  Total Return Bond Portfolio.....   63,584.574          9.77            621,221       605,295
  StocksPLUS Growth and Income
     Portfolio....................    5,709.427         11.05             63,089        74,255
INVESCO VARIABLE INVESTMENT FUNDS,
  INC.:
  INVESCO VIF -- Blue Chip Growth
     Fund.........................   25,346.632         13.87            351,558       393,940
  INVESCO VIF -- Dynamics Fund....   22,239.677         18.21            404,985       407,995
  INVESCO VIF -- Health Sciences
     Fund.........................    1,890.535         20.89             39,493        34,496
  INVESCO VIF -- Small Company
     Growth Fund..................   16,930.573         18.07            305,935       300,827
  INVESCO VIF -- Technology Fund..    3,348.675         28.37             95,002       105,550
  INVESCO VIF --
     Telecommunications Fund......   17,599.082         12.11            213,125       249,697
T. ROWE PRICE EQUITY SERIES, INC.:
  T. Rowe Price Equity Income
     Portfolio....................    9,185.484         19.55            179,576       171,336
T. ROWE PRICE INTERNATIONAL
  SERIES, INC.:
  T. Rowe Price International
     Stock Portfolio..............    7,395.064         15.07            111,444       119,473
JANUS ASPEN SERIES:
  Janus Aspen Growth Portfolio....    1,224.561         26.48             32,426        35,217
  Janus Aspen Capital Appreciation
     Portfolio....................   30,536.902         26.79            818,084       883,811
  Janus Aspen Worldwide Growth
     Portfolio....................   22,133.965         36.98            818,514       923,753

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2.  INVESTMENTS -- (CONTINUED)

     The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2000:

                                                              PURCHASES      SALES
                                                              ----------   ----------
DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
  Small Cap Index Fund......................................  $  150,655   $    1,013
  Equity 500 Index Fund.....................................   1,191,225       19,368
  EAFE(R) Equity Index Fund.................................      22,786           --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS:
  Growth Opportunities Portfolio............................       7,299        6,744
  Contrafund(R) Portfolio...................................      80,902          606
  Growth Portfolio..........................................     440,724        2,149
  High Income Portfolio.....................................   1,017,956        2,594
  Money Market Portfolio....................................   2,259,252    1,953,385
PIMCO VARIABLE INSURANCE TRUST:
  Short-Term Bond Portfolio.................................     151,931        1,010
  Total Return Bond Portfolio...............................     679,219       74,079
  StocksPLUS Growth and Income Portfolio....................     147,545       62,768
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
  INVESCO VIF -- Blue Chip Growth Fund......................     409,735       14,371
  INVESCO VIF -- Dynamics Fund..............................     458,442       50,995
  INVESCO VIF -- Health Sciences Fund.......................      34,668          208
  INVESCO VIF -- Small Company Growth Fund..................     330,714       27,826
  INVESCO VIF -- Technology Fund............................     106,061          585
  INVESCO VIF -- Telecommunications Fund....................     251,567        2,072
T. ROWE PRICE EQUITY SERIES, INC.:
  T. Rowe Price Equity Income Portfolio.....................     200,975       29,715
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  T. Rowe Price International Stock Portfolio...............     120,272          783
JANUS ASPEN SERIES:
  Janus Aspen Growth Portfolio..............................      35,431          204
  Janus Aspen Capital Appreciation Portfolio................   1,103,317      204,098
  Janus Aspen Worldwide Growth Portfolio....................   1,009,080       84,857

3.  CONTRACT OWNERS' EQUITY

     A summary of deferred annuity contracts terminable by owners at December 31, 2000 follows:

                                                                                  TOTAL
                                                 ACCUMULATION    ACCUMULATION    CONTRACT
                  SUBACCOUNT                      UNITS OWNED     UNIT VALUE      VALUE
                  ----------                     -------------   ------------   ----------
Small Cap Index................................    157,227.714    $0.985038     $  154,875
Equity 500 Index...............................  1,235,487.629     0.926569      1,144,765
EAFE(R) Equity Index...........................     26,501.730     0.858690         22,757
Growth Opportunities...........................             --     0.843913             --
Contrafund(R)..................................     84,220.337     0.958434         80,720
Growth.........................................    466,560.660     0.905531        422,485
High Income....................................  1,293,842.718     0.784279      1,014,734

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

3.  CONTRACT OWNERS' EQUITY -- (CONTINUED)

                                                                                  TOTAL
                                                 ACCUMULATION    ACCUMULATION    CONTRACT
                  SUBACCOUNT                      UNITS OWNED     UNIT VALUE      VALUE
                  ----------                     -------------   ------------   ----------
Money Market...................................    287,895.056    $1.062457     $  305,876
Short-Term Bond................................    144,027.387     1.046478        150,721
Total Return Bond..............................    569,141.949     1.091667        621,313
StocksPLUS Growth and Income...................     68,343.139     0.920899         62,937
INVESCO VIF -- Blue Chip Growth................    451,069.881     0.779388        351,558
INVESCO VIF -- Dynamics........................    410,100.876     0.987507        404,977
INVESCO VIF -- Health Sciences.................     31,273.261     1.262843         39,493
INVESCO VIF -- Small Company Growth............    339,893.324     0.900089        305,934
INVESCO VIF -- Technology......................    119,003.946     0.798310         95,002
INVESCO VIF -- Telecommunications..............    280,058.253     0.760999        213,124
T. Rowe Price Equity Income....................    157,436.511     1.143296        179,997
T. Rowe Price International Stock..............    132,434.944     0.841496        111,443
Janus Aspen Growth.............................     37,024.138     0.875821         32,427
Janus Aspen Capital Appreciation...............    965,215.065     0.847538        818,056
Janus Aspen Worldwide Growth...................    938,275.557     0.872345        818,500

     A summary of changes in contract owners' account units follows:

                                        SMALL CAP    EQUITY 500     EAFE(R)         GROWTH
                                          INDEX        INDEX      EQUITY INDEX   OPPORTUNITIES      CONTRAFUND(R)
                                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT          SUBACCOUNT
                                        ----------   ----------   ------------   -------------   --------------------
Units outstanding January 1, 2000.....          --          --              --              --              --
Units purchased.......................     158,411   1,257,583          26,553           7,889          84,919
Units redeemed and transferred........      (1,183)    (22,095)            (51)         (7,889)           (699)
                                         ---------   ---------     -----------      ----------         -------
Units outstanding December 31, 2000...     157,228   1,235,488          26,502              --          84,220
                                         =========   =========     ===========      ==========         =======

                                                                                                         TOTAL
                                                         HIGH         MONEY        SHORT-TERM            RETURN
                                          GROWTH        INCOME        MARKET          BOND                BOND
                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT          SUBACCOUNT
                                        -----------   ----------   ------------   -------------   --------------------
Units outstanding January 1, 2000.....          --           --              --              --              --
Units purchased.......................     759,096    1,298,887       2,142,598         145,176         644,868
Units redeemed and transferred........    (292,535)      (5,044)     (1,854,703)         (1,149)        (75,726)
                                         ---------    ---------     -----------      ----------         -------
Units outstanding December 31, 2000...     466,561    1,293,843         287,895         144,027         569,142
                                         =========    =========     ===========      ==========         =======

                                                     INVESCO                                      INVESCO
                                      STOCKSPLUS   VIF -- BLUE     INVESCO         INVESCO      VIF -- SMALL
                                      GROWTH AND      CHIP          VIF --      VIF -- HEALTH     COMPANY
                                        INCOME       GROWTH        DYNAMICS       SCIENCES         GROWTH
                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                      ----------   -----------   ------------   -------------   ------------
Units outstanding January 1, 2000...          --           --              --              --          --
Units purchased.....................      73,175      467,829         564,256          31,524     372,748
Units redeemed and transferred......      (4,832)     (16,759)       (154,155)           (251)    (32,855)
                                       ---------    ---------     -----------      ----------     -------
Units outstanding December 31,
  2000..............................      68,343      451,070         410,101          31,273     339,893
                                       =========    =========     ===========      ==========     =======

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

3.  CONTRACT OWNERS' EQUITY -- (CONTINUED)

                                              INVESCO                          T. ROWE PRICE   T. ROWE PRICE
                                               VIF --       INVESCO VIF --        EQUITY       INTERNATIONAL
                                             TECHNOLOGY   TELECOMMUNICATIONS      INCOME           STOCK
                                             SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                             ----------   ------------------   -------------   -------------
Units outstanding January 1, 2000..........          --             --                    --           --
Units purchased............................     119,757        282,607               192,090      133,442
Units redeemed and transferred.............        (753)        (2,549)              (34,653)      (1,007)
                                              ---------        -------            ----------      -------
Units outstanding December 31, 2000........     119,004        280,058               157,437      132,435
                                              =========        =======            ==========      =======

                                                                           JANUS ASPEN    JANUS ASPEN
                                                             JANUS ASPEN     CAPITAL       WORLDWIDE
                                                               GROWTH      APPRECIATION     GROWTH
                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                             -----------   ------------   -----------
Units outstanding January 1, 2000..........................        --              --             --
Units purchased............................................    37,272       1,209,101      1,144,662
Units redeemed and transferred.............................      (248)       (243,886)      (206,386)
                                                               ------       ---------      ---------
Units outstanding December 31, 2000........................    37,024         965,215        938,276
                                                               ======       =========      =========

4.  ADMINISTRATIVE, MORTALITY AND EXPENSE RISK CHARGES

     On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .35% of the cash value in the Subaccounts in all policy years. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts 1% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the first policy year and $4.00 (current, $10 maximum) in subsequent policy years.

5.  TAXES

     Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to Western Reserve.

                                      SEC

                    FINANCIAL STATEMENTS -- STATUTORY BASIS
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                      WITH REPORT OF INDEPENDENT AUDITORS

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FINANCIAL STATEMENTS -- STATUTORY BASIS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                    CONTENTS

Report of Independent Auditors..............................    1
Audited Financial Statements
Balance Sheets -- Statutory Basis...........................    2
Statements of Operations -- Statutory Basis.................    3
Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................    4
Statements of Cash Flow -- Statutory Basis..................    5
Notes to Financial Statements -- Statutory Basis............    6
Statutory-Basis Financial Statement Schedules
Summary of Investments -- Other Than Investments in Related
  Parties...................................................   19
Supplementary Insurance Information.........................   20
Reinsurance.................................................   21

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2000. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" included in the statutory-basis balance sheet of the Company as of December 31, 1999. The Separate Account balance sheets as of December 31, 1999 were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts as of December 31, 1999, is based solely on the report of the other auditors.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2000 and 1999, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2000.

     However, in our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2000 and 1999, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          ERNST & YOUNG LLP
Des Moines, Iowa
February 15, 2001

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                       BALANCE SHEETS -- STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments...........................  $    25,465   $    23,932
  Bonds.....................................................       92,652       119,731
  Common stocks:
     Affiliated entities (cost: 2000 and 1999-$243).........        4,164         2,156
     Other (cost: 2000 and 1999-$302).......................          352           358
  Mortgage loans on real estate.............................       14,041         9,698
  Home office properties....................................       33,571        34,066
  Investment properties.....................................       10,808        11,078
  Policy loans..............................................      284,335       182,975
  Other invested assets.....................................       10,091            --
                                                              -----------   -----------
          Total cash and invested assets....................      475,479       383,994
Federal income taxes recoverable............................       22,547            --
Premiums deferred and uncollected...........................          908           785
Accrued investment income...................................        1,475         1,638
Transfers from separate accounts due or accrued.............      480,404       463,721
Cash surrender value of life insurance policies.............       49,787        47,518
Other assets................................................        5,905         6,614
Separate account assets.....................................   10,190,653    11,587,982
                                                              -----------   -----------
          Total admitted assets.............................  $11,227,158   $12,492,252
                                                              ===========   ===========
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
     Life...................................................  $   400,695   $   302,138
     Annuity................................................      259,199       268,864
  Policy and contract claim reserves........................       13,474         9,269
  Other policyholders' funds................................       39,118        38,633
  Remittances and items not allocated.......................       21,192        20,686
  Federal income taxes payable..............................           --         5,873
  Asset valuation reserve...................................        4,726         3,809
  Interest maintenance reserve..............................        5,934         7,866
  Short-term note payable to affiliate......................       71,400        17,100
  Payable to affiliate......................................       17,406           964
  Other liabilities.........................................       62,528        49,478
  Separate account liabilities..............................   10,185,342    11,582,656
                                                              -----------   -----------
          Total liabilities.................................   11,081,014    12,307,336
Capital and surplus:
  Common stock, $1.00 par value, 3,000,000 shares authorized
     and 2,500,000 shares issued and outstanding............        2,500         2,500
  Paid-in surplus...........................................      120,107       120,107
  Unassigned surplus........................................       23,537        62,309
                                                              -----------   -----------
          Total capital and surplus.........................      146,144       184,916
                                                              -----------   -----------
          Total liabilities and capital and surplus.........  $11,227,158   $12,492,252
                                                              ===========   ===========

See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2000          1999          1998
                                                          -----------   -----------   ----------
Revenues:
  Premiums and other considerations, net of reinsurance:
     Life...............................................  $   741,937   $   584,729   $  476,053
     Annuity............................................    1,554,430     1,104,525      794,841
  Net investment income.................................       47,867        39,589       36,315
  Amortization of interest maintenance reserve..........        1,656         1,751          744
  Commissions and expense allowances on reinsurance
     ceded..............................................        1,648         4,178       15,333
  Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts..............................      149,086       104,775       72,817
  Other income..........................................       58,531        44,366       67,751
                                                          -----------   -----------   ----------
                                                            2,555,155     1,883,913    1,463,854
Benefits and expenses:
  Benefits paid or provided for:
     Life...............................................       58,813        35,591       42,982
     Surrender benefits.................................      888,060       689,535      551,528
     Other benefits.....................................       47,855        32,201       31,280
     Increase (decrease) in aggregate reserves for
       policies and contracts:
       Life.............................................       98,557        70,542       42,940
       Annuity..........................................       (9,665)        3,446      (30,872)
       Other............................................           67          (121)      32,178
                                                          -----------   -----------   ----------
                                                            1,083,687       831,194      670,036
  Insurance expenses:
     Commissions........................................      316,337       246,334      205,939
     General insurance expenses.........................      120,798       112,536      102,611
     Taxes, licenses and fees...........................       23,193        19,019       15,545
     Net transfers to separate accounts.................    1,068,213       625,598      475,435
     Other expenses.....................................           36            --           59
                                                          -----------   -----------   ----------
                                                            1,528,577     1,003,487      799,589
                                                          -----------   -----------   ----------
                                                            2,612,264     1,834,681    1,469,625
                                                          -----------   -----------   ----------
Gain (loss) from operations before federal income tax
  expense (benefit) and net realized capital gains
  (losses) on investments...............................      (57,109)       49,232       (5,771)
Federal income tax expense (benefit)....................      (17,470)       11,816         (347)
                                                          -----------   -----------   ----------
Gain (loss) from operations before net realized capital
  gains (losses) on investments.........................      (39,639)       37,416       (5,424)
Net realized capital gains (losses) on investments (net
  of related federal income taxes and amounts
  transferred to interest maintenance reserve)..........         (856)         (716)       1,494
                                                          -----------   -----------   ----------
Net income (loss).......................................  $   (40,495)  $    36,700   $   (3,930)
                                                          ===========   ===========   ==========

See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                                           TOTAL
                                                       COMMON   PAID-IN    UNASSIGNED   CAPITAL AND
                                                       STOCK    SURPLUS     SURPLUS       SURPLUS
                                                       ------   --------   ----------   -----------
Balance at January 1, 1998...........................  $1,500   $ 88,015    $25,348      $114,863
  Net loss...........................................     --          --     (3,930)       (3,930)
  Change in net unrealized capital gains.............     --          --        248           248
  Change in non-admitted assets......................     --          --     (1,815)       (1,815)
  Change in asset valuation reserve..................     --          --       (412)         (412)
  Change in surplus in separate accounts.............     --          --       (341)         (341)
  Change in reserve valuation........................     --          --     (2,132)       (2,132)
  Capital contribution...............................     --      32,092         --        32,092
  Settlement of prior period tax returns.............     --          --        353           353
  Tax benefits on stock options exercised............     --          --      4,654         4,654
                                                       ------   --------    -------      --------
Balance at December 31, 1998.........................  1,500     120,107     21,973       143,580
  Net income.........................................     --          --     36,700        36,700
  Change in net unrealized capital gains.............     --          --      1,421         1,421
  Change in non-admitted assets......................     --          --        703           703
  Change in asset valuation reserve..................     --          --       (961)         (961)
  Change in surplus in separate accounts.............     --          --        451           451
  Transfer from unassigned surplus to common stock
     (stock dividend)................................  1,000          --     (1,000)           --
  Settlement of prior period tax returns.............     --          --      1,000         1,000
  Tax benefits on stock options exercised............     --          --      2,022         2,022
                                                       ------   --------    -------      --------
Balance at December 31, 1999.........................  2,500     120,107     62,309       184,916
  Net loss...........................................     --          --    (40,495)      (40,495)
  Change in net unrealized capital gains.............     --          --      1,571         1,571
  Change in non-admitted assets......................     --          --     (1,359)       (1,359)
  Change in asset valuation reserve..................     --          --       (917)         (917)
  Change in surplus in separate accounts.............     --          --       (314)         (314)
  Settlement of prior period tax returns.............     --          --         30            30
  Tax benefits on stock options exercised............     --          --      2,712         2,712
                                                       ------   --------    -------      --------
Balance at December 31, 2000.........................  $2,500   $120,107    $23,537      $146,144
                                                       ======   ========    =======      ========

See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              2000         1999         1998
                                                           ----------   ----------   ----------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance....  $2,356,441   $1,738,870   $1,356,732
Net investment income....................................      51,583       44,235       38,294
Life and accident and health claims......................     (55,030)     (35,872)     (44,426)
Surrender benefits and other fund withdrawals............    (888,060)    (689,535)    (551,528)
Other benefits to policyholders..........................     (43,721)     (32,642)     (31,231)
Commissions, other expenses and other taxes..............    (456,874)    (382,372)    (326,080)
Net transfers to separate accounts.......................    (935,755)    (628,762)    (461,982)
Federal income taxes received (paid).....................      (8,236)      (9,637)      11,956
Other, net...............................................      16,913      (21,054)      (7,109)
                                                           ----------   ----------   ----------
Net cash provided by (used in) operating activities......      37,261      (16,769)     (15,374)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds..................................................      45,079      114,177      143,449
  Mortgage loans on real estate..........................         227          212          221
  Other..................................................         345           18           --
                                                           ----------   ----------   ----------
                                                               45,651      114,407      143,670
Cost of investments acquired:
  Bonds..................................................     (18,005)     (49,279)     (68,202)
  Common stocks..........................................          --           --          (93)
  Mortgage loans on real estate..........................      (5,003)          (1)      (5,313)
  Real estate............................................        (108)        (286)     (26,213)
  Policy loans...........................................    (101,360)     (69,993)     (36,241)
  Other invested assets..................................     (11,203)          --           --
  Other..................................................          --         (855)        (414)
                                                           ----------   ----------   ----------
                                                             (135,679)    (120,414)    (136,476)
                                                           ----------   ----------   ----------
Net cash provided by (used in) investing activities......     (90,028)      (6,007)       7,194
FINANCING ACTIVITIES
Issuance (payment) of short-term note payable to
  affiliate, net.........................................      54,300      (27,100)      36,000
Capital contribution.....................................          --           --       32,092
                                                           ----------   ----------   ----------
Net cash provided by (used in) financing activities......      54,300      (27,100)      68,092
                                                           ----------   ----------   ----------
Increase (decrease) in cash and short-term investments...       1,533      (49,876)      59,912
Cash and short-term investments at beginning of year.....      23,932       73,808       13,896
                                                           ----------   ----------   ----------
Cash and short-term investments at end of year...........  $   25,465   $   23,932   $   73,808
                                                           ==========   ==========   ==========

See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 2000

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies or over the expected gross profit stream; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to unassigned surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; (l) stock options

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to surplus, rather than reported as a component of income tax expense in the statement of operations; and (n) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

     The National Association of Insurance Commissioners ("NAIC") has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual is effective January 1, 2001. The State of Ohio has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported as an adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.

     Other significant statutory accounting practices are as follows:

CASH AND CASH EQUIVALENTS

     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 2000, 1999 and 1998, net realized capital gains (losses) of $(276), $(67) and $1,294, respectively, were credited to the IMR rather than being immediately recognized in the statements of

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

operations. Amortization of these net gains aggregated $1,656, $1,751 and $744 for the years ended December 31, 2000, 1999 and 1998, respectively.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2000, 1999 and 1998, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $2,336,299, $1,675,642 and $1,240,858 in 2000, 1999 and 1998,
respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

RECLASSIFICATIONS

     Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the 2000 presentation.

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

        Investment Securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

        Mortgage Loans and Policy Loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

        Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

        Short-Term Note Payable to Affiliate: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS -- (CONTINUED)
     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                 DECEMBER 31
                                         ------------------------------------------------------------
                                                     2000                            1999
                                         -----------------------------   ----------------------------
                                         CARRYING AMOUNT   FAIR VALUE    CARRYING AMOUNT   FAIR VALUE
                                         ---------------   -----------   ---------------   ----------
ADMITTED ASSETS
Cash and short-term investments........    $    25,465     $    25,465     $   23,932      $   23,932
Bonds..................................         92,652          93,766        119,731         119,076
Common stocks, other than affiliates...            352             352            358             358
Mortgage loans on real estate..........         14,041          14,422          9,698           9,250
Policy loans...........................        284,335         284,335        182,975         182,975
Separate account assets................     10,190,653      10,190,653     11,587,982      11,587,982
LIABILITIES
Investment contract liabilities........        298,279         291,457        301,403         294,342
Short-term note payable to affiliate...         71,400          71,400         17,100          17,100
Separate account annuities.............      7,305,380       7,142,011      8,271,548       8,079,141

3.  INVESTMENTS

     The carrying amount and estimated fair value of investments in debt securities are as follows:

                                                                     GROSS        GROSS      ESTIMATED
                                                        CARRYING   UNREALIZED   UNREALIZED     FAIR
                                                         AMOUNT      GAINS        LOSSES       VALUE
                                                        --------   ----------   ----------   ---------
DECEMBER 31, 2000
Bonds:
     United States Government and agencies............  $ 4,580      $   78       $   15      $ 4,643
     State, municipal and other government............    1,478          85           --        1,563
     Public utilities.................................   13,061          75          159       12,977
     Industrial and miscellaneous.....................   42,482       1,673          811       43,344
     Mortgage and other asset-backed securities.......   31,051         416          228       31,239
                                                        -------      ------       ------      -------
Total bonds...........................................  $92,652      $2,327       $1,213      $93,766
                                                        =======      ======       ======      =======

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

3.  INVESTMENTS -- (CONTINUED)

                                                           GROSS        GROSS      ESTIMATED
                                              CARRYING   UNREALIZED   UNREALIZED     FAIR
                                               VALUE       GAINS        LOSSES       VALUE
                                              --------   ----------   ----------   ---------
DECEMBER 31, 1999
Bonds:
     United States Government and
       agencies.............................  $  4,755     $    4       $   66     $  4,693
     State, municipal and other
       government...........................     2,185         12           --        2,197
     Public utilities.......................    13,134        129          368       12,895
     Industrial and miscellaneous...........    52,997      1,213        1,208       53,002
     Mortgage and other asset-backed
       securities...........................    46,660        480          851       46,289
                                              --------     ------       ------     --------
Total bonds.................................  $119,731     $1,838       $2,493     $119,076
                                              ========     ======       ======     ========

     The carrying amount and fair value of bonds at December 31, 2000 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                         ESTIMATED
                                                              CARRYING     FAIR
                                                               VALUE       VALUE
                                                              --------   ---------
Due in one year or less.....................................  $ 3,006     $ 3,027
Due one through five years..................................   30,022      30,264
Due five through ten years..................................   21,811      22,273
Due after ten years.........................................    6,762       6,963
                                                              -------     -------
                                                               61,601      62,527
Mortgage and other asset-backed securities..................   31,051      31,239
                                                              -------     -------
                                                              $92,652     $93,766
                                                              =======     =======

     A detail of net investment income is presented below:

                                                             YEAR ENDED DECEMBER 31
                                                           ---------------------------
                                                            2000      1999      1998
                                                           -------   -------   -------
Interest on bonds........................................  $ 8,540   $12,094   $17,150
Dividends on equity investments from subsidiaries........   26,453    18,555    13,233
Interest on mortgage loans...............................      776       746       499
Rental income on real estate.............................    6,034     5,794     2,839
Interest on policy loans.................................   14,372     9,303     6,241
Other investment income..................................        1       414       540
                                                           -------   -------   -------
Gross investment income..................................   56,176    46,906    40,502
Investment expenses......................................   (8,309)   (7,317)   (4,187)
                                                           -------   -------   -------
Net investment income....................................  $47,867   $39,589   $36,315
                                                           =======   =======   =======

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

3.  INVESTMENTS -- (CONTINUED)
     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                            YEAR ENDED DECEMBER 31
                                                         -----------------------------
                                                          2000       1999       1998
                                                         -------   --------   --------
Proceeds...............................................  $45,079   $114,177   $143,449
                                                         =======   ========   ========
Gross realized gains...................................  $   117   $  1,762   $  4,641
Gross realized losses..................................      480      1,709        899
                                                         -------   --------   --------
Net realized gains (losses)............................  $  (363)  $     53   $  3,742
                                                         =======   ========   ========

     At December 31, 2000, bonds with an aggregate carrying value of $4,025 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                     REALIZED
                                                             ------------------------
                                                              YEAR ENDED DECEMBER 31
                                                              2000     1999     1998
                                                             -------   -----   ------
Debt securities............................................  $  (363)  $  53   $3,742
Other invested assets......................................   (1,115)     18      (18)
                                                             -------   -----   ------
                                                              (1,478)     71    3,724
Tax benefit (expense)......................................      346    (854)    (936)
Transfer to interest maintenance reserve...................      276      67   (1,294)
                                                             -------   -----   ------
Net realized gains (losses)................................  $  (856)  $(716)  $1,494
                                                             =======   =====   ======

                                                              CHANGES IN UNREALIZED
                                                              ----------------------
                                                              YEAR ENDED DECEMBER 31
                                                               2000     1999    1998
                                                              ------   ------   ----
Common stocks...............................................  $2,002   $1,426   $248
Mortgage loans..............................................    (431)      (5)    --
                                                              ------   ------   ----
Change in unrealized appreciation...........................  $1,571   $1,421   $248
                                                              ======   ======   ====

     Gross unrealized gains (losses) on common stocks were as follows:

                                                                UNREALIZED
                                                              ---------------
                                                                DECEMBER 31
                                                              ---------------
                                                               2000     1999
                                                              ------   ------
Unrealized gains............................................  $4,040   $1,995
Unrealized losses...........................................     (69)     (26)
                                                              ------   ------
Net unrealized gains........................................  $3,971   $1,969
                                                              ======   ======

     During 2000, the Company issued one mortgage loan with a lending rate of 7.97%. The percentage of the loan to the value of the security at the time of origination was 69%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

3.  INVESTMENTS -- (CONTINUED)

     During 2000, 1999 and 1998, no mortgage loans were foreclosed and transferred to real estate. During 2000 and 1999, the Company held a mortgage loan loss reserve in the asset valuation reserve of $0 and $110, respectively.

     At December 31, 2000, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

4.  REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2000         1999         1998
                                                   ----------   ----------   ----------
Direct premiums..................................  $2,385,134   $1,748,265   $1,345,752
Reinsurance assumed..............................          --           --          461
Reinsurance ceded................................     (88,767)     (59,011)     (75,319)
                                                   ----------   ----------   ----------
Net premiums earned..............................  $2,296,367   $1,689,254   $1,270,894
                                                   ==========   ==========   ==========

     The Company received reinsurance recoveries in the amount of $8,856, $4,916 and $5,260 during 2000, 1999 and 1998, respectively. At December 31, 2000 and 1999, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $2,337 and $1,557, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2000 and 1999 of $5,128 and $3,487, respectively.

5.  INCOME TAXES

     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

5.  INCOME TAXES -- (CONTINUED)

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and realized capital gains (losses) on investments for the following reasons:

                                                            YEAR ENDED DECEMBER 31
                                                         -----------------------------
                                                           2000       1999      1998
                                                         --------   --------   -------
Computed tax (benefit) at federal statutory rate
  (35%)................................................  $(19,988)  $ 17,231   $(2,019)
Deferred acquisition costs -- tax basis................    14,725     11,344     9,672
Tax reserve valuation..................................       123     (2,272)    1,513
Excess tax depreciation................................      (426)      (727)     (442)
Amortization of IMR....................................      (580)      (613)     (260)
Dividend received deduction............................   (12,805)   (10,784)   (6,657)
Prior year under (over) accrual........................       560     (3,167)   (2,322)
Other, net.............................................       921        804       168
                                                         --------   --------   -------
Federal income tax expense (benefit)...................  $(17,470)  $ 11,816   $  (347)
                                                         ========   ========   =======

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 2000). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

     In 2000, the Company received $30 in interest from the Internal Revenue Service related to the 1993 tax year. In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53. Tax settlements for 2000, 1999 and 1998 were credited directly to unassigned surplus.

6.  POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

6.  POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED)

can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                        DECEMBER 31
                                                       ---------------------------------------------
                                                               2000                    1999
                                                       ---------------------   ---------------------
                                                                    PERCENT                 PERCENT
                                                         AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                                       ----------   --------   ----------   --------
Subject to discretionary withdrawal with market value
  adjustment.........................................  $   11,999       0%     $   12,534       0%
Subject to discretionary withdrawal at book value
  less surrender charge..............................      72,456       1          73,903       1
Subject to discretionary withdrawal at market
  value..............................................   7,305,182      96       8,271,441      96
Subject to discretionary withdrawal at book value
  (minimal or no charges or adjustments).............     210,648       3         217,372       3
Not subject to discretionary withdrawal provision....      15,753       0          15,433       0
                                                       ----------     ---      ----------     ---
                                                        7,616,038     100%      8,590,683     100%
                                                                      ===                     ===
Less reinsurance ceded...............................       2,145                   1,581
                                                       ----------              ----------
Total policy reserves on annuities and deposit fund
  liabilities........................................  $7,613,893              $8,589,102
                                                       ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2000         1999         1998
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the separate accounts statement:
     Transfers to separate accounts..............  $2,336,299   $1,675,642   $1,240,858
     Transfers from separate accounts............   1,268,865    1,056,207      774,690
                                                   ----------   ----------   ----------
Net transfers to separate accounts...............   1,067,434      619,435      466,168
Reconciling adjustments -- change in accruals for
  investment management, administration fees and
  contract guarantees, reinsurance and separate
  account surplus................................         779        6,163        9,267
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement...............................  $1,068,213   $  625,598   $  475,435
                                                   ==========   ==========   ==========

     Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

6. POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED) anniversary date. At December 31, 2000 and 1999, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                              GROSS    LOADING   NET
                                                              ------   -------   ----
DECEMBER 31, 2000
Ordinary direct renewal business............................  $  991    $220     $771
Ordinary new business.......................................     133      (4)     137
                                                              ------    ----     ----
                                                              $1,124    $216     $908
                                                              ======    ====     ====
December 31, 1999
Ordinary direct renewal business............................  $1,017    $232     $785
                                                              ------    ----     ----
                                                              $1,017    $232     $785
                                                              ======    ====     ====

     In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132 was made for the year ended December 31, 1998 related to the change in reserve methodology.

7.  DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities, is $14,614.

8.  CAPITAL STRUCTURE

     During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies which do business in the state to have capital stock of at least $2,500.

9.  RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,224, $1,105 and $917 for the years ended December 31, 2000, 1999 and 1998, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

9.  RETIREMENT AND COMPENSATION PLANS -- (CONTINUED)

requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $930, $816 and $632 for the years ended December 31, 2000, 1999 and 1998, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2000, 1999 and 1998 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $108, $81 and $157 for the years ended December 31, 2000, 1999 and 1998, respectively.

10.  RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2000, 1999 and 1998, the Company paid $19,248, $16,905 and $12,763, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2000, 1999 and 1998, the Company received $4,665, $3,755 and $5,125, respectively, for such services, which approximates their cost.

     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 6.4% at December 31, 2000. During 2000, 1999 and 1998, the Company paid net interest of $2,262, $1,997 and $1,090, respectively, to affiliates.

     The Company received capital contributions of $32,092 from its parent in 1998.

     At December 31, 2000 and 1999, the Company had short-term note payables to an affiliate of $71,400 and $17,100, respectively. Interest on these notes ranged from 6.49% to 6.58% at December 31, 2000 and 5.15% to 5.9% at December 31, 1999.

     During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 2000 and 1999, the cash surrender value of these policies was $49,787 and $47,518, respectively.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

11.  COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,438 and $3,498 and an offsetting premium tax benefit of $777 and $837 at December 31, 2000 and 1999, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(9), $(20) and $(74) at December 31, 2000, 1999 and 1998, respectively.

12.  RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME

     The following table reconciles capital and surplus and net income as reported in the 1998 Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                                                                   DECEMBER 31, 1998
                                                            -------------------------------
                                                            TOTAL CAPITAL         NET
                                                             AND SURPLUS     INCOME/(LOSS)
                                                            -------------   ---------------
Amounts reported in Annual Statement......................    $148,038          $   528
Adjustment to federal income tax benefit..................      (4,458)          (4,458)
                                                              --------          -------
Amounts reported herein...................................    $143,580          $(3,930)
                                                              ========          =======

                                                                      SCHEDULE I


                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                      SUMMARY OF INVESTMENTS -- OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 2000

                                                                                 AMOUNT AT WHICH
                                                                        FAIR      SHOWN IN THE
                    TYPE OF INVESTMENT                      COST(1)     VALUE     BALANCE SHEET
                    ------------------                      --------   -------   ---------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities..........................................  $  5,029   $ 5,097      $  5,029
  States, municipalities and political subdivisions.......    11,783    11,996        11,783
  Public utilities........................................    13,061    12,977        13,061
  All other corporate bonds...............................    62,779    63,696        62,779
                                                            --------   -------      --------
          Total fixed maturities..........................    92,652    93,766        92,652
EQUITY SECURITIES
Common stocks:
  Industrial, miscellaneous and all other.................       302       352           352
                                                            --------   -------      --------
          Total equity securities.........................       302       352           352
Mortgage loans on real estate.............................    14,041                  14,041
Real estate...............................................    44,379                  44,379
Policy loans..............................................   284,335                 284,335
Cash and short-term investments...........................    25,465                  25,465
Other invested assets.....................................    10,091                  10,091
                                                            --------                --------
          Total investments...............................  $471,265                $471,315
                                                            ========                ========

---------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                                                                    SCHEDULE III

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

                               FUTURE                                            BENEFITS,
                               POLICY      POLICY                                 CLAIMS,
                              BENEFITS       AND                       NET       LOSSES AND     OTHER
                                AND       CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING
                              EXPENSES   LIABILITIES    REVENUE      INCOME*      EXPENSES    EXPENSES*
                              --------   -----------   ----------   ----------   ----------   ---------
YEAR ENDED DECEMBER 31, 2000
Individual life.............  $389,458     $13,349     $  741,090    $13,430     $  267,540   $310,243
Group life..................    11,237         100            847        936          1,413        580
Annuity.....................   259,199          25      1,554,430     33,501        814,734    149,541
                              --------     -------     ----------    -------     ----------   --------
                              $659,894     $13,474     $2,296,367    $47,867     $1,083,687   $460,364
                              ========     =======     ==========    =======     ==========   ========

YEAR ENDED DECEMBER 31, 1999
Individual life.............  $291,106     $ 9,152     $  583,656    $10,754     $  178,237   $261,284
Group life..................    11,032         100          1,073        706          1,437        599
Annuity.....................   268,864          17      1,104,525     28,129        651,520    116,006
                              --------     -------     ----------    -------     ----------   --------
                              $571,002     $ 9,269     $1,689,254    $39,589     $  831,194   $377,889
                              ========     =======     ==========    =======     ==========   ========

YEAR ENDED DECEMBER 31, 1998
Individual life.............  $221,050     $ 8,624     $  474,120    $ 9,884     $  122,542   $230,368
Group life..................    10,546         100          1,933        723          1,962      2,281
Annuity.....................   265,418         509        794,841     25,708        545,532     91,505
                              --------     -------     ----------    -------     ----------   --------
                              $497,014     $ 9,233     $1,270,894    $36,315     $  670,036   $324,154
                              ========     =======     ==========    =======     ==========   ========

---------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                                                                     SCHEDULE IV

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                  REINSURANCE
                             (DOLLARS IN THOUSANDS)

                                                                    ASSUMED                  PERCENTAGE
                                                      CEDED TO       FROM                    OF AMOUNT
                                          GROSS         OTHER        OTHER         NET        ASSUMED
                                         AMOUNT       COMPANIES    COMPANIES     AMOUNT        TO NET
                                       -----------   -----------   ---------   -----------   ----------
YEAR ENDED DECEMBER 31, 2000
Life insurance in force..............  $76,903,969   $14,753,778     $ --      $62,150,191      0.0 %
                                       ===========   ===========     ====      ===========     =====
Premiums:
     Individual life.................  $   774,550   $    33,460     $ --      $   741,090      0.0 %
     Group life......................        1,100           253       --              847      0.0
     Annuity.........................    1,609,484        55,054       --        1,554,430      0.0
                                       -----------   -----------     ----      -----------     -----
                                       $ 2,385,134   $    88,767     $ --      $ 2,296,367      0.0 %
                                       ===========   ===========     ====      ===========     =====
YEAR ENDED DECEMBER 31, 1999
Life insurance in force..............  $63,040,741   $11,297,250     $ --      $51,743,491      0.0 %
                                       ===========   ===========     ====      ===========     =====
Premiums:
     Individual life.................  $   604,628   $    20,972     $ --      $   583,656      0.0 %
     Group life......................        1,383           310       --            1,073      0.0
     Annuity.........................    1,142,254        37,729       --        1,104,525      0.0
                                       -----------   -----------     ----      -----------     -----
                                       $ 1,748,265   $    59,011     $ --      $ 1,689,254      0.0 %
                                       ===========   ===========     ====      ===========     =====
YEAR ENDED DECEMBER 31, 1998
Life insurance in force..............  $51,064,173   $ 9,862,460     $ --      $41,201,713      0.0 %
                                       ===========   ===========     ====      ===========     =====
Premiums:
     Individual life.................  $   493,633   $    19,512     $ --      $   474,121      0.0 %
     Group life......................        1,691           220      461            1,932     23.8
     Annuity.........................      850,428        55,587       --          794,841      0.0
                                       -----------   -----------     ----      -----------     -----
                                       $ 1,345,752   $    75,319     $461      $ 1,270,894       .03%
                                       ===========   ===========     ====      ===========     =====

PART II.
OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                   STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

         SECTION 1701.13 AUTHORITY OF CORPORATION.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                 (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                 (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1 ) and (2) of this section. Such determination shall be made as follows:

                 (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                 (b)      If the quorum described in division (E)(4)(a) of this
section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                 (c)      By the shareholders;

                 (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and
(2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                                  (i)      Repay such amount if it is proved by
clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                                  (ii)     Reasonably cooperate with the
corporation concerning the action, suit, or proceeding.

                 (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1 ) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions
(E)(5), (6), or (7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         Second Amended Articles of Incorporation of Western Reserve

                                ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                   ARTICLE V

                   Indemnification of Directors and Officers

         Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet

The Prospectus, consisting of 94 pages

The undertaking to file reports
Representation Pursuant to Section 26(e) (2) (A)
The statement with respect to indemnification
The Rule 484 undertaking
The signatures

Written consent of the following persons:


         (a)     Sutherland Asbill & Brennan LLP
         (b)     Ernst & Young LLP
         (c)     Matthew A. Monson
         (d)     Thomas E. Pierpan



The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

         A.      (1)      Resolution of the Board of Directors of Western
                          Reserve establishing the Separate Account *
                 (2)      Not Applicable
                 (3)      (a) Principal Underwriting Agreement *
                          (b) Selected Broker Agreement *
                 (4)      Not Applicable


                 (5)      (a) Specimen Variable Adjustable Life Insurance
                              Policy *



                          (b)  Amendatory Endorsement@


                 (6)      (a)     Second Amended Articles of Incorporation of
                                  Western Reserve **
                          (b)     Amended Code of Regulations (By-Laws) of
                                  Western Reserve **
                 (7)              Not Applicable
                 (8)      (a)     Participation Agreement regarding BT
                                  Insurance Funds Trust ***
                          (b)(i)  Participation Agreement regarding Fidelity
                                  Variable Insurance Products Fund *****
                             (ii) Participation Agreement regarding Fidelity
                                  Variable Insurance Products Fund II *****
                             (iii) Participation Agreement regarding Fidelity
                                   Variable Insurance Products Fund III *****
                          (c)     Participation Agreement regarding PIMCO
                                  Variable Insurance Trust *****
                          (d)     Participation Agreement regarding T. Rowe
                                  Price Equity Series, Inc. and T. Rowe Price
                                  International Series, Inc. *****
                          (e)     Participation Agreement regarding Janus Aspen
                                  Series *****

                          (f) Participation Agreement regarding INVESCO Variable Investment Funds, Inc. ****



                          (g) Participation Agreement regarding Universal Institutional Funds, Inc.@

                 (9)      Not Applicable
                 (10)     Application for Variable Adjustable Life Insurance
                          Policy *
                 (11) Memorandum describing issuance, transfer and redemption procedures ***
 2. Opinion of Counsel as to the legality of the securities being registered *

3.       Not Applicable
4.       Not Applicable

5. Opinion and consent as to actuarial matters pertaining to the securities being registered


6.       Consent of Sutherland Asbill & Brennan LLP


7.       Consent of Ernst & Young LLP


8.(a)    Powers of Attorney ***


8(b)     Power of attorney for Jerome C. Vahl ******



----------------------------------
* Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).


** Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).

*** Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)


**** Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 registration statement filed November 10, 1999. (File No. 333-57681)


***** Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)


****** Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 registration statement filed April 27, 2000. (File No. 333-57681)



@ Incorporated herein by reference to Post-Effective Amendment No.6 to Form S-6 registration statement filed November 1, 2000. (File No. 333-57681)

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Corporate Account, certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg and State of Florida this 27th day of April, 2001.

(SEAL)                    WRL Series Life Corporate Account
                          Registrant

                          Western Reserve Life Assurance Co. of Ohio
                          Depositor


                          By:   /s/ JOHN R. KENNEY
                              --------------------------------------------------
                               John R. Kenney
                               Chairman of the Board and Chief Executive Officer


Attest:  /s/ PRISCILLA I. HECHLER
        ------------------------------------------------
         Priscilla I. Hechler, Assistant Vice President
         and Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature and Title                                       Date
-------------------                                       ----

/s/ JOHN R. KENNEY                                        April 27, 2001
------------------------------
John R. Kenney, Chairman of the Board and
Chief Executive Officer

/s/ ALLAN J. HAMILTON                                     April 27, 2001
-----------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller

/s/ ALAN YAEGER                                           April 27, 2001
-----------------------------
Alan M. Yaeger, Executive Vice President,
Actuary and Chief Financial Officer

/s/ JEROME C. VAHL                                        April 27, 2001
-----------------------------
Jerome C. Vahl, Director and President

/s/ PRISCILLA I. HECHLER                                  April 27, 2001
-----------------------------
James R. Walker,* Director

/s/ PRISCILLA I. HECHLER                                  April 27, 2001
-----------------------------
Jack E. Zimmerman,* Director

/s/ PRISCILLA I. HECHLER
-----------------------------
* Signed by: Priscilla I. Hechler
  as Attorney-in-fact

                                 Exhibit Index



Exhibit                                   Description
  No.                                     of Exhibit
-------                                   ----------
5.                                        Opinion and consent as to actuarial
                                          matters
6.                                        Consent of Sutherland Asbill & Brennan LLP
7.                                        Consent of Ernst & Young LLP